Exhibit 10.103

PLEDGE AND SECURITY AGREEMENT

made by

WYNN RESORTS HOLDINGS, LLC,

solely as Pledgor,

WYNN LAS VEGAS, LLC,

WYNN SHOW PERFORMERS, LLC,

WYNN LAS VEGAS CAPITAL CORP.,

WYNN GOLF, LLC,

WORLD TRAVEL LLC,

LAS VEGAS JET, LLC,

WYNN SUNRISE, LLC,

and

THE OTHER GRANTORS FROM TIME TO TIME PARTY HERETO

in favor of

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Collateral Agent

Dated as of December 14, 2004

i

ii

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of December 14, 2004, is made by (a) Wynn Resorts Holdings, LLC, a Nevada limited liability company (the “Pledgor”), and (b) each of the other signatories hereto (together with any other entity that may become a party hereto pursuant to Section 7.14 herein, the “Grantors”), in favor of DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent under the Intercreditor Agreement (as defined below) for and on behalf of (i) DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent under the Credit Agreement (as defined below) (together with its successors and assigns in such capacity the “Administrative Agent”), for and on behalf of the banks and other financial institutions or entities (the “Lenders”) from time to time party to the Credit Agreement, and (ii) U.S. BANK NATIONAL ASSOCIATION, in its capacity as indenture trustee under the 2014 Notes Indenture (as defined below) (together with its successors and assigns in such capacity, the “2014 Notes Indenture Trustee”) for and on behalf of the 2014 Noteholders (as defined below) (together with its successors and assigns in such capacity, the “Collateral Agent”).

RECITALS:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Company upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to the 2014 Notes Indenture, the 2014 Noteholders have agreed to purchase the 2014 Notes upon the terms and subject to the conditions set forth therein;

WHEREAS, each of the Grantors (other than the Company) is a Subsidiary of the Company;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement and the proceeds of the 2014 Notes issued under the 2014 Notes Indenture will be used in part to enable the Company to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Company, the Pledgor and the Grantors are engaged in related businesses, and the Pledgor and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement and the purchase of the 2014 Notes by the 2014 Noteholders under the 2014 Notes Indenture; and

WHEREAS, it is a condition precedent to (i) the obligation of the Lenders to make their respective extensions of credit to the Company under the Credit Agreement, and (ii) the obligation of the 2014 Notes Indenture Trustee, on behalf of the 2014 Noteholders, to enter into the 2014 Notes Indenture and of the 2014 Noteholders to purchase the 2014 Notes, that the Pledgor and the Grantors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Secured Parties (as defined below);

NOW, THEREFORE, in consideration of the foregoing premises and to induce (a) the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Company thereunder and (b) the 2014 Notes Indenture Trustee, on behalf of the 2014 Noteholders, to enter into the 2014 Notes Indenture and the 2014 Noteholders to purchase the 2014 Notes, as the case may be, each of the Pledgor and each Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

1.1 Definitions.

(a) Unless otherwise specifically stated, any capitalized terms used in this Agreement which are not otherwise defined herein shall have the respective meanings ascribed to such terms in the Disbursement Agreement (as defined below) and, if not defined therein, the respective meanings ascribed to such terms in the Credit Agreement; provided, that (1) any such capitalized terms used in this Agreement which are defined in both the Disbursement Agreement and the Credit Agreement shall have the respective meanings ascribed to such terms in the Disbursement Agreement, and (2) upon termination of the Disbursement Agreement or the Credit Agreement, any defined terms used herein having meanings given to such terms in the Disbursement Agreement or the Credit Agreement shall continue to have the meanings given to such terms in the Disbursement Agreement or the Credit Agreement as amended and in effect immediately prior to such termination (provided that, following any such termination of the Disbursement Agreement or the Credit Agreement, such terms and the meanings therefor may be amended or modified in accordance with this Agreement). The following terms which are defined in the New York UCC on the date hereof are used herein as so defined: Accounts, Certificated Security, Chattel Paper, Commodity Account, Commodity Contract, Commodity Intermediary, Documents, Entitlement Order, Equipment, Farm Products, Financial Asset, Goods, Instruments, Inventory, Letters of Credit, Letter of Credit Rights, Money, Payment Intangible, Securities Account, Securities Intermediary, Security, Security Entitlement, Supporting Obligation and Uncertificated Security.

(b) The following terms shall have the following meanings:

“Agreement”: this Pledge and Security Agreement, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

“Aircraft”: that certain 1999 Boeing 737-79U Business Jet aircraft bearing manufacturer’s serial number 29441 and United States Federal Aviation Administration Registration Number N88WZ, which shall include, but not be limited to, (i) the airframe (the Aircraft except for the Engines (hereinafter defined) from time to time installed thereon) together with any and all Parts (hereinafter defined) incorporated or installed or attached to such aircraft and all Parts removed from such aircraft until such Parts are replaced (such airframe, together with any replacement or substitute airframe and all such Parts, the “Airframe”), (ii) each of the engines installed on the Aircraft and any replacement engine that may be substituted for such engine, together, in each case, with any and all Parts incorporated or installed or attached thereto and any and all Parts removed therefrom, until such Parts are replaced (each such engine, and replacement or substitute engine, together with any and all such Parts, the “Engine” and collectively the “Engines”), (iii) all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than the Engines), that may from time to time be incorporated or installed in or attached to the Airframe or any Engine (collectively referred to herein as “Parts”) and (iv) the proceeds of any of the foregoing.

“Bank Event of Default” any Event of Default under and as defined in the Credit Agreement.

“Bank Proceeds Account”: securities account number 44139 owned by the Company with the name “Bank Proceeds Account” and held at Deutsche Bank Trust Company Americas.

“Bank Secured Obligations”: all Obligations of the Wynn Parties to or for the benefit of the Administrative Agent or the Lenders under the Credit Agreement and the other Loan Documents, and any other agreement, document or instrument entered into or delivered by any Wynn Party on, prior to or after the Closing Date with or to the Collateral Agent, the Administrative Agent or the Lenders (including, without limitation, Obligations in respect of Specified Hedge Agreements, but only to the extent that the Credit Agreement permits such Obligations to be secured by the Security Documents (as defined in the Credit Agreement)).

“Bank Secured Parties”: the Secured Parties as defined in the Credit Agreement.

“Capital Stock”: any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all classes of membership or member’s interests in a limited liability company, any and all classes of partnership interests in a partnership, any and all equivalent ownership interests in a Person (other than any Governmental Authority) and any and all warrants, rights or options to purchase any of the foregoing.

“Collateral”: collectively, the Grantor Collateral and the Pledgor Collateral.

“Collateral Account”: any collateral account established by the Collateral Agent as provided in Section 5.2(b) or 5.5.

“Company”: Wynn Las Vegas, LLC, a Nevada limited liability company.

“Company Operating Agreement”: the Second Amended and Restated Operating Agreement of Wynn Las Vegas, LLC, a Nevada limited liability company, dated effective as of December 14, 2004.

“Contracts”: all Material Contracts (as defined in the Credit Agreement).

“Copyright Licenses”: any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Copyrights”: (i) all copyrights, whether or not the underlying works of authorship have been published, including, but not limited to, copyrights in software and databases, all Mask Works (as defined in 17 U.S.C. 901 of the U.S. Copyright Act) and all such underlying works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each registration and application identified in Schedule 6, (ii) the rights to print, publish and distribute any of the foregoing, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Copyright Licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

“Credit Agreement”: that certain Credit Agreement, dated as of the date hereof, by and among the Company, the Lenders, the Administrative Agent and certain other financial institutions signatory thereto, as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time.

“Deposit Account”: as defined in the New York UCC and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

“Disbursement Agreement”: that certain Master Disbursement Agreement, dated as of the date hereof, among the Company, the Administrative Agent and the other parties signatory thereto, as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time.

“Discharge” (a) in respect of the Bank Secured Obligations, the termination of all commitments to extend credit under the Credit Agreement, payment in full in cash of the principal of and interest and premium (if any) on all Bank Secured Obligations, termination, cancellation, expiration or cash collateralization of all letters of credit issued under the Credit Agreement and payment in full in cash of all other Bank Secured Obligations that are unpaid at the time the principal and interest are paid in full in cash and (b) in respect of the 2014 Notes Secured Obligations, the satisfaction and discharge (pursuant to Article 12 of the 2014 Notes Indenture), defeasance (pursuant to Article 8 of the 2014 Notes Indenture) or other satisfaction in full of the 2014 Notes Secured Obligations.

“Event of Default”: a Bank Event of Default or a 2014 Note Event of Default.

“Excluded Assets”: (i) the Aircraft, (ii) any contracts, contract rights, permits or general intangibles, which by their terms or the operation of law prohibit or do not allow assignment or require any consent for assignment which has not been obtained or which would be breached by virtue of a security interest being granted therein (other than to the extent that any such prohibition or consent requirement would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the New York UCC); provided, however, that the security interest shall attach immediately at such time as the restriction prohibiting assignment shall be removed or any condition thereto shall be satisfied; (iii) the Bank Proceeds Account and (iv) the 2014 Notes Proceeds Account.

“General Intangibles”: all “general intangibles” as such term is defined in Section 9-102(a)(42) of the New York UCC in effect on the date hereof including, without limitation, with respect to any Grantor, all rights and interests in, to and under contracts, agreements, instruments and indentures, including, without limitation, the Contracts, and all licenses, permits, concessions, franchises and authorizations issued by Governmental Authorities in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, replaced or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of such Grantor to damages arising thereunder, (iv) all rights of such Grantor to receive any tax refunds, and (v) all rights of such Grantor to terminate and to perform, compel performance and to exercise all remedies thereunder.

“Grantor Collateral”: as defined in Section 2.1.

“Hedge Agreements”: as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

“Intellectual Property”: the collective reference to all rights, priorities and privileges, whether arising under United States, multinational or foreign laws or otherwise, in, to and under, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets and the Trade Secret Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note”: any promissory note evidencing loans made by any Grantor to Company or any of the other Grantors, including, without limitation, the Subordinated Intercompany Note.

“Intercreditor Agreement”: that certain Intercreditor Agreement, dated as of the date hereof, among the Collateral Agent, the Administrative Agent and the 2014 Notes Indenture Trustee and certain other signatories party thereto, as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC in effect on the date hereof including, without limitation, all Certificated Securities and Uncertificated Securities, all Security Entitlements, all Securities Accounts, all Commodity Contracts and all Commodity Accounts, (ii) in the case of any United States Treasury book-entry securities, security entitlements as defined in 31 C.F.R. section 357.2, or, in the case of any United States federal agency book-entry securities, security entitlements as defined in the corresponding United States federal regulations governing such book-entry securities, and (iii) whether or not constituting “investment property” as defined in the New York UCC in effect on the date hereof, all Pledged Notes, all Pledged Stock, all Pledged Security Entitlements, all Pledged Debt Securities and all Pledged Commodity Contracts.

“Issuers”: the collective reference to each issuer of a Pledged Security.

“Material Adverse Effect”: as defined in the Credit Agreement.

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Deliverable Collateral”: as defined in Section 3.7(a).

“Patent License”: all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

“Patents”: (i) all patents, patent applications and patentable inventions, including, without limitation, each issued patent and patent application identified in Schedule 6, and all certificates of invention or similar industrial property rights, (ii) all inventions and improvements described and claimed therein, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Patent Licenses entered into in connection therewith, and damages and payments for past, present or future infringement thereof), and (v) all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

“Permitted Liens: as defined in the Credit Agreement.

“Pledged Commodity Contracts”: all commodity contracts listed on Schedule 2 and all other commodity contracts to which any Grantor is party from time to time.

“Pledged Debt Securities”: the debt securities listed on Schedule 2, together with any other certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

“Pledged Notes”: all promissory notes listed on Schedule 2 and all other promissory notes issued to or held by any Grantor.

“Pledged Securities”: the collective reference to the Pledged Debt Securities, the Pledged Notes and the Pledged Stock.

“Pledged Security Entitlements”: all security entitlements with respect to the financial assets listed on Schedule 2 and all other security entitlements of any Grantor.

“Pledged Stock”: the shares of Capital Stock listed on Schedule 2, together with any other shares, stock or membership certificates, options, rights or security entitlements of any nature whatsoever in respect of the Capital Stock of, in the case of the Pledgor, the Company, and in the case of any Grantor, any Person (other than any Governmental Authority), in either case that may be issued or granted to, or held by, any Grantor or the Pledgor while this Agreement is in effect.

“Pledgor Collateral”: as defined in Section 2.2.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC in effect on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Receivable”: any right to payment for goods or other property sold, leased, licensed or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account or Payment Intangible). References herein to a Receivable shall include any Supporting Obligation or collateral securing such Receivable.

“Released Assets”: any Collateral (i) that is permitted to be released from the Lien of the Collateral Agent securing the Secured Obligations by the terms of each of (a) the documents and other agreements related to the Bank Secured Obligations and (b) the documents and other agreements related to the 2014 Notes Secured Obligations ; (ii) any mandatory gaming security reserves or other reserves required under applicable Nevada Gaming Laws or by directive of any of the Nevada Gaming Authorities which may not be pledged or in which a security interest may not be granted under Nevada Gaming Laws; (iii) any Property subject to a Lien described in Section 7.13(b) of the Credit Agreement and any Property described in Section 7.13(d) of the Credit Agreement; (iv) all amounts deposited by the Administrative Agent into an account specifically designated to secure outstanding Letters of Credit issued pursuant to the Credit Agreement and (v) all Intellectual Property containing in whole or in part the names “Wynn” or “Wynn Resorts” or the persona of Mr. Stephen A. Wynn.

“Secured Obligations”: individually and collectively, the Bank Secured Obligations and the 2014 Notes Secured Obligations.

“Secured Parties”: individually and collectively, the Collateral Agent, the Bank Secured Parties and the 2014 Secured Parties.

“Securities Act”: the Securities Act of 1933, as amended.

“Trademark License”: any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

“Trademarks”: (i) all trademarks, service marks, trade names, corporate names, company names, business names, trade dress, trade styles, logos, or other indicia of origin or source identification, internet domain names, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof, including, without limitation, each registration and application identified in Schedule 6, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Trademark Licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above.

“Trade Secret License”: any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trade Secret, including, without limitation, any of the foregoing referred to in Schedule 6.

“Trade Secrets”: (i) all trade secrets and all confidential and proprietary information, including know-how, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of any Grantor accruing thereunder or pertaining thereto.

“2014 Note Event of Default”: any Event of Default under and as defined in the 2014 Notes Indenture.

“2014 Noteholders”: the holders of the notes issued pursuant to the 2014 Notes Indenture.

“2014 Notes Indenture”: that certain Indenture, dated as of the date hereof, by and among the Company, Wynn Las Vegas Capital Corp., a Nevada corporation, the Restricted Entities (as defined therein), and the 2014 Notes Indenture Trustee, as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time.

“2014 Notes Proceeds Account”: securities account number 44141 owned by the Company with the name “2014 Note Proceeds Account” and held at Deutsche Bank Trust Company Americas.

“2014 Notes Secured Obligations”: all Obligations of the Wynn Parties to or for the benefit of the 2014 Notes Indenture Trustee or the 2014 Noteholders under the 2014 Notes Indenture, the 2014 Notes, the Collateral Documents (as defined in the 2014 Notes Indenture) and any other agreement, document or instrument entered into or delivered by any Wynn Party on, prior to, or after the Closing Date with or to or for the benefit of the Collateral Agent, the 2014 Notes Indenture Trustee or the 2014 Noteholders.

“2014 Secured Parties”: the 2014 Noteholders and the 2014 Notes Indenture Trustee.

“Vehicles”: all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any jurisdiction and all tires and other appurtenances to any of the foregoing; provided, that the term “Vehicles” shall not include the Aircraft.

“Wynn Parties”: means each Grantor and Pledgor.

1.2 Other Definitional Provisions.

(a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof and when used in relation to the Pledgor, shall refer to the Pledgor’s Collateral or the relevant part thereof.

SECTION 2. GRANT OF SECURITY INTEREST

2.1 Grant of Security Interest by Grantors. Each Grantor hereby grants to the Collateral Agent a security interest in, all of the personal property of such Grantor, including, without limitation, the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Grantor Collateral”, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

(a) all Accounts;

(b) all Chattel Paper;

(c) all Deposit Accounts, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such Deposit Accounts;

(d) all Documents;

(e) all Equipment;

(f) all General Intangibles (including, without limitation, Payment Intangibles, Intellectual Property and Contracts);

(g) all Instruments;

(h) all Inventory;

(i) all Investment Property;

(j) all Letters of Credit and Letter of Credit Rights;

(k) all Money;

(l) all Vehicles;

(m) all Goods and other property not otherwise described above;

(n) all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Grantor Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

(o) all Permits;

(p) all insurance policies and all loss proceeds and other amounts payable thereunder (including, without limitation, Insurance Proceeds and all Eminent Domain Proceeds); and

(q) to the extent not otherwise included, all Proceeds, accessions and products of any kind and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing (including, without limitation, Supporting Obligations).

2.2 Grant of Security Interest by the Pledgor. The Pledgor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, the following property, in each case, wherever located and now owned or at any time hereafter acquired by the Pledgor or in which the Pledgor now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

Any and all limited liability company or member’s interest(s) owned by Pledgor, whether now owned or subsequently acquired, in the Company, including, without limitation, the certificates representing such interest(s) and (i) the Pledgor’s share of all rights to receive income, gain, profit, loss or other items allocated or distributed to the Pledgor under the Company Operating Agreement; (ii) all rights to receive all income, profit or other distributions of any nature whatsoever by the Pledgor with respect to such interest(s); (iii) all of the Pledgor’s capital or ownership interest, including capital accounts, in the Company; (iv) all of the Pledgor’s voting rights or rights to control or direct the affairs of the Company; (v) all of the Pledgor’s right, title and interest in the Company or in or to any of the Company’s assets or properties; (vi) all other right, title and interest in or to Company as such rights are derived from the Pledgor’s equity interest in the Company; (vii) all claims of the Pledgor for damages arising out of a breach of or a default relating to the property described in this Section 2.2; (viii) all rights of the Pledgor to terminate, amend, modify, supplement or waive performance under the Company Operating Agreement, to perform thereunder and to compel performance and otherwise exercise the remedies thereunder; and (ix) all of the proceeds of any and all of the above (collectively, the “Pledgor Collateral”).

2.3 Limitations to Collateral. Notwithstanding anything to the contrary in this Agreement, the term “Collateral” shall not include (i) any of the Excluded Assets and (ii) any license, permit, or authorization issued by any of the Nevada Gaming Authorities or any other Governmental Authority, or any other Collateral, which may not be pledged or in which a security interest may not be granted under Nevada Gaming Laws, or other applicable law, or under the terms of any such license, permit, or authorization, or which would require a finding of suitability or other similar approval or procedure by any of the Nevada Gaming Authorities or any other Governmental Authority prior to being pledged, hypothecated, or given as collateral security (to the extent such finding or approval has not been obtained). In addition, notwithstanding anything to the contrary in this Agreement, at any time that any Collateral constitutes Released Assets, the security interest of the Collateral Agent in such Released Assets shall immediately and automatically terminate at such time and such Released Assets shall cease to constitute Collateral. Sections 2.1 and 2.2 are subject to all applicable Nevada Gaming Laws.

2.4 Limited Recourse. Notwithstanding anything to the contrary in this Agreement, no recourse shall be had, whether by levy or execution, or under any law, or by the enforcement of any assessment or penalty or otherwise, for the payment of any of the Secured Obligations, against Pledgor individually or personally, any successor or Affiliate of Pledgor, or any of the assets of the aforesaid persons, it being expressly understood that the sole remedies available to the Secured Parties pursuant to this Agreement with respect to the Pledgor shall be against the Pledgor Collateral; provided that nothing in this Section 2.4 shall in any way limit or restrict any right of the Collateral Agent to foreclose the Liens and the security interest granted pursuant to this Agreement or otherwise realize upon any of the Pledgor Collateral. Pledgor shall not be liable for any representations, warranties, covenants of other agreements of any Grantor set forth herein or in any other Financing Agreements.

SECTION 3. REPRESENTATIONS AND WARRANTIES

To induce (i) the Administrative Agent and the Lenders to enter into the Credit Agreement, (ii) the Lenders to make their respective extensions of credit to the Company thereunder and (iii) the 2014 Noteholders to enter into the 2014 Notes Indenture and purchase the 2014 Notes, each Grantor, and, with respect to Sections 3.1, 3.2, 3.3, and 3.6(a), (b), (c) and (e), solely to the extent expressly set forth herein, the Pledgor hereby represents and warrants to the Secured Parties, solely as to itself, that:

3.1 Title; No Other Liens. Such Grantor owns each item of the Grantor Collateral purported to be owned by it and Pledgor owns the Pledgor Collateral free and clear of any and all Liens or claims, including, without limitation, Liens arising as a result of such Grantor or Pledgor, as applicable, becoming bound (as a result of merger or otherwise) as Grantor or Pledgor, as applicable, under a security agreement entered into by another Person, in each case except for Permitted Liens. No effective financing statement, mortgage or other instrument similar in effect with respect to all or any part of the Grantor Collateral or Pledgor Collateral, as applicable, is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or with respect to Permitted Liens.

3.2 Perfected First Priority Liens.

(a) Except with respect to any Property to which the Administrative Agent has determined pursuant to Section 6.10(c) of the Credit Agreement that the collateral value thereof is insufficient to justify the difficulty, time or expense of obtaining a perfected or first priority Lien in favor of the Collateral Agent, the security interests granted pursuant to this Agreement (i) constitute valid and, subject only to the filing of the financing statements and the taking of the other actions listed on Schedule 3 hereto (which may or may not be required pursuant to the terms hereof), fully perfected security interests in all of the Grantor Collateral or Pledgor Collateral, as applicable, in favor of the Collateral Agent, as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and the Pledgor, (ii) are subject to no other Liens on the Grantor Collateral or Pledgor Collateral, as applicable, except for Permitted Liens, and (iii) are prior to all other Liens on the Grantor Collateral or Pledgor Collateral, as applicable, except for Senior Permitted Liens. Without limiting the foregoing, (i) each Grantor has taken all actions necessary, including, without limitation, those specified in Section 4.1 to: (A) establish the Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the New York UCC) over any portion of the Investment Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodity Accounts (each as defined in the New York UCC) and (B) establish the Collateral Agent’s “control” (within the meaning of Section 9-104 of the New York UCC) over all Deposit Accounts and (ii) the Pledgor has taken all actions necessary, including, without limitation, those specified in Section 4.1 to establish the Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the New York UCC) over the Pledgor Collateral.

(b) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body (except those which have been made or obtained) is required for either (i) the pledge or grant by any Wynn Party of the security interests purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by the Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for filings and actions specified on Schedule 3 and described in Section 7.17, and (B) as may be required, in connection with the disposition of any Investment Property, by laws generally affecting the offering and sale of securities.

3.3 Name; Jurisdiction of Organization, etc. Such Grantor’s and Pledgor’s exact legal name (as indicated on the public record of such Grantor’s or Pledgor’s jurisdiction of formation or organization), jurisdiction of organization and the location of such Grantor’s or Pledgor’s chief executive office or sole place of business are specified on Schedule 4. Each Grantor and Pledgor is organized solely under the law of the jurisdiction so specified and has not filed any certificates of domestication, transfer or continuance in any other jurisdiction. Except as otherwise indicated on Schedule 4, the jurisdiction of each such Grantor’s or Pledgor’s organization of formation is required to maintain a public record showing the Grantor or Pledgor to have been organized or formed. Except as specified on Schedule 4, such Grantor or Pledgor has not changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g. by merger, consolidation, change in corporate form or otherwise) within the previous five (5) year period ending on the date hereof, solely in the case of each Grantor and has not within such period become bound (whether as a result of merger or otherwise) as grantor under a security agreement entered into by another Person, which has not heretofore been terminated.

3.4 Inventory, Equipment and Books and Records. The Inventory and the Equipment (other than mobile goods) and the books and records pertaining to the Grantor Collateral are kept at the locations listed on Schedule 5. No material Inventory or Equipment (in the aggregate) of such Grantor is in the possession of an issuer of a negotiable document (as determined in accordance with Section 7-104 of the New York UCC) therefor that has not been delivered to the Collateral Agent or is otherwise in the possession of any bailee or warehouseman.

3.5 Farm Products. None of the Grantor Collateral constitutes, or is the Proceeds of, Farm Products.

3.6 Investment Property.

(a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all of the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor and the shares of Pledgor Collateral pledged by Pledgor hereunder constitute all of the issued and outstanding shares of all classes of the Capital Stock of the Company owned by the Pledgor.

(b) All the shares of the Pledged Stock of such Grantor or Pledgor have been duly and validly issued and, in the case of Wynn Las Vegas Capital Corp., are fully paid and nonassessable.

(c) Each limited liability company or member’s interest or partnership interest owned by such Grantor or Pledgor and included in the Pledged Stock is certificated (and each Grantor covenants that it will not issue or cause or permit its Subsidiaries to issue any Capital Stock in uncertificated form or seek to convert all or any part of its existing Capital Stock into uncertificated form and Pledgor covenants that it will not cause or permit the Company to issue any Capital Stock in uncertificated form) and the terms of such certificated limited liability company or member’s interests and partnership interests expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the applicable jurisdiction.

(d) To the knowledge of each Grantor, each of the Pledged Notes issued to such Grantor constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(e) Such Grantor or Pledgor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except Permitted Liens and restrictions on transfer imposed by the Nevada Gaming Laws.

(f) Each Issuer that is not a Grantor but is an Affiliate of any Grantor has executed and delivered to the Collateral Agent an Acknowledgment and Agreement, in substantially the form of Exhibit A, to the pledge of the Pledged Securities pursuant to this Agreement.

3.7 Receivables.

(a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent (other than Receivables evidenced by Instruments representing (i) extensions of credit by any Grantor to individual customers of its gaming operations in the ordinary course of business, (ii) loans to employees expressly permitted under Section 7.8(d) of the Credit Agreement and (iii) individual Receivables of less than $75,000 (collectively, the “Non-Deliverable Collateral”)).

(b) None of the obligors on any material Receivables is a Governmental Authority.

3.8 Contracts.

(a) Except as specified on Schedule 7, as of the Closing Date no Contract prohibits assignment by the applicable Grantor or requires or purports to require the consent of any party (other than such Grantor) to such Contract in connection with the execution, delivery and performance of this Agreement.

(b) The right, title and interest of such Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(c) No amount payable to such Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent.

3.9 Intellectual Property.

(a) As of the Closing Date, Schedule 6 includes, without limitation, a list of all Intellectual Property (other than that described in clause (v) of the definition of Released Assets) material to the conduct of such Grantor’s Permitted Businesses, which Intellectual Property is owned by such Grantor in its own name on the date hereof. As of the Closing Date, except as set forth in Schedule 6, such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property and is otherwise entitled to use all such Intellectual Property, without limitation, subject only to the license terms of the licensing or franchise agreements referred to in paragraph (c) below.

(b) On the date hereof, all of such Grantor’s material Intellectual Property is valid, subsisting, unexpired and enforceable and has not been abandoned.

(c) Except as set forth in Schedule 6 and for licenses between Grantors in the ordinary course of business, on the date hereof (i) none of such Grantor’s material Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor, and (ii) there are no other agreements, obligations, orders or judgments which affect the use of any material Intellectual Property other than license agreements relating to commercially available software.

(d) Except as could not reasonably be expected to have a Material Adverse Effect, no action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, or cancel or question the validity of any of such Grantor’s Intellectual Property or such Grantor’s ownership interest therein, (ii) alleging that any services provided by, processes used by, or products manufactured or sold by such Grantor infringe any patent, trademark, copyright, or any other right of any third party, (iii) alleging that any material Intellectual Property of such Grantor is being licensed, sublicensed or used in violation of any patent, trademark, copyright or any other right of any third party, or (iv) which, if adversely determined, would have a material adverse effect on the value of any of such Grantor’s Intellectual Property. To the knowledge of such Grantor, no Person is engaging in any activity that infringes upon Grantor’s material Intellectual Property or upon the rights of such Grantor therein, except with respect to all material Intellectual Property of such Grantor, as could not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, except as set forth in Schedule 6 hereto, such Grantor has not granted any material license, or any release, covenant not to sue, non-assertion assurance, or other material right to any person with respect to any part of its material Intellectual Property. The consummation of the transactions contemplated by this Agreement will not result in the termination or impairment of any of the material Intellectual Property of such Grantor.

(e) Except as could not reasonably be expected to have a Material Adverse Effect, such Grantor has performed all acts and has paid all required fees and taxes to maintain each and every item of its material Intellectual Property in full force and effect and to protect and maintain its interest therein. Such Grantor has either used proper statutory notice in connection with its use of each material Patent, Trademark and Copyright included in its Intellectual Property, or such Grantor’s failure to use proper statutory notice could not reasonably be expected to have a Material Adverse Effect.

(f) To its knowledge, except as could not reasonably be expected to have a Material Adverse Effect, (i) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person; (ii) no employee, independent contractor or agent of such Grantor has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (iii) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor’s material Intellectual Property.

(g) Except as could not reasonably be expected to have a Material Adverse Effect, such Grantor has made all filings and recordations necessary to adequately protect its interest in its Intellectual Property including, without limitation, recordation of its interests in the Patents and Trademarks with the United States Patent and Trademark Office and in corresponding national and international patent offices, and recordation of any of its interests in the Copyrights with the United States Copyright Office and in corresponding national and international copyright offices.

SECTION 4. COVENANTS

Each Grantor and with respect to Sections 4.1(a), 4.1(b), 4.3(a), the last sentence of 4.3(b), 4.3(c), 4.4(b), 4.5 and 4.6(a), (b) and the last sentence of (c), solely to the extent expressly set forth herein, the Pledgor, solely as to itself, covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Secured Obligations (other than unmatured contingent reimbursement and indemnification Obligations) shall have been Discharged:

4.1 Delivery and Control of Instruments, Chattel Paper, Investment Property, Deposit Accounts and Letter of Credit Rights.

(a) If any of the Collateral shall be or become evidenced or represented by any Instrument, Certificated Security or Chattel Paper, a Grantor or the Pledgor, as applicable, shall cause such Instrument, Certificated Security or Chattel Paper to be promptly delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement (other than the Non-Deliverable Collateral).

(b) If any of the Collateral shall be or become evidenced or represented by an Uncertificated Security, such Grantor or Pledgor shall cause, or with respect to any Issuer that is not an Affiliate of any Grantor, use commercially reasonable efforts to cause, the Issuer thereof either (i) to register the Collateral Agent as the registered owner of such Uncertificated Security, upon original issue or registration of transfer, or (ii) to agree in writing with such Grantor or Pledgor, as applicable, and the Collateral Agent that such Issuer will comply with instructions with respect to such Uncertificated Security originated by the Collateral Agent without further consent of such Grantor or Pledgor, as applicable, such agreement to be in substantially the form of Exhibit C. Notwithstanding the foregoing, each Grantor and Pledgor covenants that (x) the representations and warranties applicable to each Grantor or Pledgor, as applicable, and contained in Section 3.6(c) shall at all times be true and correct, and (y) it will not issue or cause or permit its Subsidiaries to issue any Capital Stock in uncertificated form or seek to convert all or any part of its existing Capital Stock into uncertificated form.

(c) If any of the Grantor Collateral now or hereafter constitutes a Deposit Account or a Securities Account, such Grantor shall cause the financial institution maintaining such account to agree in writing with such Grantor and the Collateral Agent that such financial institution shall comply with all Entitlement Orders and instructions originated or issued by the Collateral Agent with respect to such Deposit Account or Securities Account without further consent of such Grantor, such agreement to be substantially in the form of Exhibit D or in such other form as shall be satisfactory to the Collateral Agent (including, without limitation, the Collateral Account Agreements (as defined in the Disbursement Agreement), which such agreements must be satisfactory to the Collateral Agent).

(d) If any of the Grantor Collateral shall be or become evidenced or represented by a Commodity Contract, such Grantor shall cause the Commodity Intermediary with respect to such Commodity Contract to agree in writing with such Grantor and the Collateral Agent that such Commodity Intermediary will apply any value distributed on account of such Commodity Contract as directed by the Collateral Agent without further consent of such Grantor, such agreement to be in substantially the form of Exhibit E or in such other form as may be satisfactory to the Collateral Agent.

(e) If any of the Grantor Collateral shall be or become evidenced or represented by or held in a Securities Account or a Commodity Account, such Grantor shall, in the case of a Securities Account, comply with Section 4.1(c) with respect to all Security Entitlements carried in such Securities Account and, in the case of a Commodity Account, comply with Section 4.1(d) with respect to all Commodity Contracts carried in such Commodity Account.

(f) Each Grantor agrees to use commercially reasonable efforts to cause each issuer of a letter of credit in an amount in excess of $1,000,000 under which such Grantor has Letter of Credit Rights to consent to an assignment of proceeds thereof or otherwise grant control within the meaning of 9-107 of the New York UCC over the related Letter of Credit Rights to the Collateral Agent.

4.2 INTENTIONALLY OMITTED.

4.3 Maintenance of Perfected Security Interest; Further Documentation.

(a) Such Grantor and Pledgor shall maintain the security interest created by this Agreement as a perfected security interest (other than any such security interest in Vehicles, Money not required to be deposited into an Account, Letter of Credit Rights to which the Collateral Agent does not have “control” pursuant to Section 4.1(f) and Property to which the Administrative Agent has determined pursuant to Section 6.10(c) of the Credit Agreement that the collateral value thereof is insufficient to justify the difficulty, time or expense of obtaining a perfected or first priority Lien in favor of the Collateral Agent) having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever other than holders of Senior Permitted Liens.

(b) Such Grantor will furnish to the Secured Parties from time to time statements and schedules further identifying and describing the Grantor Collateral and such other reports in connection with the assets and property of such Grantor as the Collateral Agent may reasonably request, all in reasonable detail. Pledgor will furnish to the Secured Parties from time to time statements and schedules further identifying and describing the Pledgor Collateral.

(c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor or Pledgor, as applicable, such Grantor or Pledgor, as applicable, will promptly and duly authorize, execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts and any other relevant Collateral, taking any actions necessary to enable the Collateral Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto, including without limitation solely in the case of the Grantor Collateral, executing and delivering and causing the relevant depositary bank or securities intermediary to execute and deliver a Control Agreement in the form attached hereto as Exhibit D, or in such other form as may be satisfactory to the Collateral Agent.

4.4 Changes in Locations, Name, Jurisdiction of Incorporation, etc.

(a) Such Grantor will not, except upon fifteen (15) days’ prior written notice to the Collateral Agent and delivery to the Collateral Agent of (i) all additional financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein, (ii) if applicable, a written supplement to Schedule 4 showing any changes to such Grantor’s exact legal name (as indicated on the public record of such Grantor’s jurisdiction of formation or organization), jurisdiction of organization and the location of such Grantor’s chief executive office or sole place of business and (iii) if applicable, a written supplement to Schedule 5 showing any additional location at which Inventory or Equipment (other than mobile goods) or books and records pertaining to the Grantor Collateral shall be kept:

(A) permit any of the Inventory or Equipment (other than mobile goods) or books and records pertaining to the Grantor Collateral to be kept at a location other than those listed on Schedule 5;

(B) without limiting the prohibitions on mergers involving the Grantors contained in the 2014 Notes Indenture or the Credit Agreement, change its legal name, jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to on Schedule 4; or

(C) change its identity or structure to such an extent that any financing statement filed by the Collateral Agent in connection with this Agreement would become misleading.

(b) Pledgor will not, except upon fifteen (15) days’ prior written notice to the Collateral Agent and delivery to the Collateral Agent of (i) all additional financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 showing any changes to Pledgor’s exact legal name (as indicated on the public record of such Pledgor’s jurisdiction of formation or organization), jurisdiction of organization and the location of such Pledgor’s chief executive office or sole place of business:

(i) change its legal name, jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to on Schedule 4; or

(ii) change its identity or structure to such an extent that any financing statement filed by the Collateral Agent in connection with this Agreement would become misleading.

4.5 Notices. Such Grantor or Pledgor will advise the Collateral Agent promptly, in reasonable detail, of:

(a) any Lien (other than any Permitted Lien) on any of the Collateral which would adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder; and

(b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

4.6 Investment Property.

(a) Subject to compliance with applicable Nevada Gaming Laws, if such Grantor or Pledgor shall become entitled to receive or shall receive any stock or other ownership certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital

Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Stock, or otherwise in respect thereof, such Grantor or Pledgor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, duly endorsed by such Grantor or Pledgor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor or Pledgor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations.

(b) Without the prior written consent of the Collateral Agent (which consent shall not be unreasonably withheld), such Grantor or Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer (except pursuant to a transaction permitted by the Credit Agreement and the 2014 Notes Indenture), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Pledgor Collateral (solely in the case of Pledgor), the Investment Property (solely in the case of the Grantors) or Proceeds thereof or any interest therein (except pursuant to a transaction expressly permitted by the Credit Agreement and the 2014 Notes Indenture), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledgor Collateral (solely in the case of Pledgor), the Investment Property (solely in the case of the Grantors) or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement and other Permitted Liens or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor, the Pledgor, or the Collateral Agent to sell, assign or transfer any of the Pledgor Collateral (solely in the case of Pledgor), the Investment Property (solely in the case of the Grantors) or Proceeds thereof or any interest therein (except pursuant to a transaction not prohibited by the Credit Agreement and the 2014 Notes Indenture).

(c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 4.6(a) with respect to the Pledged Securities issued by it, and (iii) the terms of Sections 5.3(c) and 5.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.4(c) or 5.8 with respect to the Pledged Securities issued by it. In addition, each Grantor which is either an Issuer or an owner of any Pledged Security and Pledgor hereby consent to the grant by each other Grantor and the Pledgor, as applicable, of the security interest hereunder in favor of the Collateral Agent and to the transfer of any Pledged Security to the Collateral Agent or its nominee following an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner, member or shareholder of the Issuer of the related Pledged Security.

4.7 Receivables. Other than in the ordinary course of business consistent with customary practices in its Permitted Businesses such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could materially adversely affect the value thereof.

4.8 INTENTIONALLY OMITTED.

4.9 Intellectual Property.

(a) Such Grantor (either itself or through licensees) will (i) continue to use each of its material Trademarks necessary in order to maintain such Trademark (in the trademark classes of goods in which it is used) in full force free from any valid claim of abandonment for non-use, (ii) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement and the Intellectual Property Security Agreement, and (iii) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(b) Except as could not reasonably be expected to have a Material Adverse Effect, such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

(c) Except as could not reasonably be expected to have a Material Adverse Effect, such Grantor (either itself or through licensees) (i) will employ each of its material Copyrights and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Except as could not reasonably be expected to have a Material Adverse Effect, such Grantor will not (either itself or through licensees) do any act whereby any material Copyright may fall into the public domain.

(d) Such Grantor (either itself or through licensees) will not do any act that uses any material Intellectual Property to knowingly infringe the intellectual property rights of any other Person.

(e) Except as could not reasonably be expected to have a Material Adverse Effect, such Grantor (either itself or through licensees) will use proper statutory notice in connection with the use of each material Patent, Trademark and Copyright included in its Intellectual Property.

(f) Such Grantor will notify the Collateral Agent promptly if it knows that any application or registration relating to any of its material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same, unless such forfeiture, abandonment, dedication to the public, or adverse determination or development could not reasonably be expected to have a Material Adverse Effect.

(g) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Collateral Agent within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Secured Parties’ security interest in any Copyright, Patent, Trademark or other Intellectual Property included in the Grantor Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(h) Except as could not reasonably be expected to have a Material Adverse Effect, such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of its material Intellectual Property, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright Office, the filing of applications for renewal or extension, the filing of affidavits of use and affidavits of incontestability, the filing of divisional, continuation, continuation-in-part, reissue, and renewal applications or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(i) Such Grantor (either itself or through licensees) will not, without the prior written consent of the Collateral Agent, discontinue use of or otherwise abandon any of its Intellectual Property, or abandon any application or any right to file an application for letters patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property is no longer desirable in the conduct of such Grantor’s business and that the loss thereof could not reasonably be expected to have a Material Adverse Effect and, in which case, such Grantor shall give prompt notice of any such abandonment of any material Intellectual Property to the Collateral Agent in accordance herewith.

(j) In the event that any of its material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Collateral Agent after it learns thereof and sue for infringement, misappropriation or dilution (as applicable), seek injunctive relief where appropriate and recover any and all damages awarded for any such infringement, misappropriation or dilution (or take other action as such Grantor deems appropriate in the exercise of its prudent business judgment).

(k) Such Grantor agrees that, should it obtain an ownership interest in any item of Intellectual Property which is not now a part of the Grantor Collateral (other than that described in clause (v) of the definition of Released Assets) (the “After-Acquired Intellectual Property”), (i) the provisions of Section 2 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property, and in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Grantor Collateral, (iii) with respect to any material Intellectual Property, it shall give prompt (and, in any event within five (5) Business Days after the last day of the fiscal quarter in which such Grantor acquires such ownership interest in any material Intellectual Property) written notice thereof to the Collateral Agent in accordance herewith, and (iv) with respect to any material Intellectual Property, it shall provide the Collateral Agent promptly (and, in any event within five (5) Business Days after the last day of the fiscal quarter in which such Grantor acquires such ownership interest in any material Intellectual Property) with an amended Schedule 6 hereto and take the actions specified in Section 4.9(m).

(l) Such Grantor agrees to execute an Intellectual Property Security Agreement with respect to its Intellectual Property in substantially the form of Exhibit B-1 in order to record the security interest granted herein to the Collateral Agent for the ratable benefit of the Secured Parties with the United States Patent and Trademark Office, the United States Copyright Office, and any other applicable Governmental Authority.

(m) Promptly after filing an application for the registration of any After-Acquired Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency in any other county or any political subdivision thereof, such Grantor agrees to execute an After-Acquired Intellectual Property Security Agreement with respect to such After-Acquired Intellectual Property in substantially the form of Exhibit B-2 in order to record the security interest granted herein to the Collateral Agent for the ratable benefit of the Secured Parties with the United States Patent and Trademark Office, the United States Copyright Office, or other Governmental Authority (as applicable).

4.10 Non-Deliverable Collateral. At no time shall any item of Non-Deliverable Collateral be delivered to or held by any Person (other than the Collateral Agent) as collateral security for any obligation of any Grantor.

4.11 INTENTIONALLY OMITTED.

SECTION 5. REMEDIAL PROVISIONS

5.1 Nevada Gaming Laws. Each of the provisions of this Section 5 shall be subject to compliance with (i) applicable Nevada Gaming Laws.

5.2 Certain Matters Relating to Receivables.

(a) The Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Receivables; provided that the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of

Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two (2) Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 5.4, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor.

(b) At the Collateral Agent’s request, after the occurrence and during the continuance of Default or an Event of Default each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts (other than Non-Deliverable Collateral).

5.3 Communications with Obligors; Grantors Remain Liable.

(a) In addition to the rights of the Collateral Agent under the Consents, the Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Receivables or Contracts.

(b) Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Collateral Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

5.4 Pledged Securities.

(a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Grantor (or, in the case of the Pledgor Collateral, the Pledgor) of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 5.4(b), (i) each Grantor shall be permitted to receive all dividends made in respect of the Pledged Stock and all payments made in respect of the Pledged Notes and to exercise all voting and corporate or other ownership rights with respect to the Pledged Securities, and (ii) the Pledgor shall be permitted to receive all dividends made in respect of the Pledgor Collateral and to exercise all voting, corporate or other rights with respect to the Pledgor Collateral; provided, however, that no vote shall be cast or corporate or other ownership right exercised or other action taken which, in the Collateral Agent’s reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b) Subject to applicable provisions of Nevada Gaming Laws, if an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the relevant Wynn Party or Wynn Parties, (i) the Collateral Agent shall have the right to receive any and all dividends, payments or other Proceeds made in respect of the Pledged Securities and make application thereof to the Obligations in the order set forth in Section 5.6, and (ii) any or all of the Pledged Securities shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (x) all voting, corporate or other ownership and other rights pertaining to such Pledged Securities at any meeting of shareholders or other equity holders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Wynn Party or the Collateral Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Wynn Party to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c) Each Wynn Party hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Wynn Party hereunder (i) to comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Wynn Party, and each Wynn Party agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, subject to applicable Nevada Gaming Laws, to pay any dividends or other payments with respect to the Pledged Securities directly to the Collateral Agent.

5.5 Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Secured Parties specified in Section 5.2, and subject to applicable provisions of Nevada Gaming Laws, with respect to payments of Receivables, if an Event of Default shall occur and be continuing and if so requested by the Collateral Agent, all Proceeds received by any Grantor consisting of cash, cash equivalents, checks and other near-cash items shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its control. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Wynn Party in trust for the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.6.

5.6 Application of Proceeds. All Proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied to repay the Secured Obligations as provided in the Intercreditor Agreement.

5.7 Code and Other Remedies.

(a) If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise (subject to obtaining any required approvals from any Governmental Authorities including the Nevada Gaming Authorities), in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the New York UCC (whether or not the New York UCC applies to the affected Collateral) or any other applicable law or in equity. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Wynn Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Wynn Party, which right or equity is hereby waived and released to the fullest extent permitted by applicable law. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Wynn Party, and each Wynn Party hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Wynn Party agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Wynn Party of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely effect the commercial reasonableness of any sale of the Collateral. Each Wynn Party agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Wynn Party hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Grantor Collateral and the Pledgor further agrees, at the Collateral Agent’s request to assemble the Pledgor Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Wynn Party’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.7, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Wynn Party. To the extent permitted by applicable law, each Wynn Party waives all claims, damages and demands it may acquire against any Secured Party arising out of the exercise by them of any rights hereunder.

(b) In the event of any disposition of any of the Intellectual Property, the goodwill of the business connected with and symbolized by any Trademarks subject to such disposition shall be included, and the applicable Grantor shall supply the Collateral Agent or its designee with such Grantor’s know-how and expertise, and with documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of products or the provision of services relating to any Intellectual Property subject to such disposition, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property and to the manufacture, distribution, advertising and sale of such products and services.

5.8 Registration Rights.

(a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 5.7, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Wynn Party will cause, or with respect to any Issuer that is not an Affiliate of any Wynn Party, use commercially reasonable efforts to cause, the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one (1) year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto. The relevant Wynn Party agrees to cause, or with respect to any Issuer that is not an Affiliate of any Wynn Party, use commercially reasonable efforts to cause, such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b) Each Grantor and, in the case of the Pledgor Collateral, the Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock or the Pledged Debt Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor and, in the case of the Pledgor Collateral, the Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock or the Pledged Debt Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c) Each Grantor and, in the case of the Pledgor Collateral, the Pledgor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 5.8 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor and, in the case of the Pledgor Collateral, the Pledgor further agrees that a breach of any of the covenants contained in this Section 5.8 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.8 shall be specifically enforceable against such Grantor and, in the case of the Pledgor Collateral, the Pledgor, and such Grantor and, in the case of the Pledgor Collateral, the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing or a defense of payment.

5.9 Waiver; Deficiency. Each Grantor (but, consistent with Section 2.4, not the Pledgor) shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency. Notwithstanding anything to the contrary in this Agreement, in no event shall the Pledgor be liable for any deficiency if the proceeds of any sale or other disposition of the Collateral or the Pledgor Collateral are insufficient to pay its Secured Obligations.

5.10 Exercise of Control. Unless an Event of Default shall have occurred and be continuing, the Collateral Agent agrees that it will not (nor will it direct any agent acting as a collateral agent or other agent as secured party pursuant to the Intercreditor Agreement or any Control Agreement to) deliver any notice of control or otherwise exercise control or issue any entitlement orders or instructions over any Account or any other deposit or securities account of such Grantor subject to a Control Agreement. Upon the cure or waiver of such Event of Default, the Collateral Agent will (or will direct any agent acting as a collateral agent or other agent as secured party pursuant to the Intercreditor Agreement or any Control Agreement to) deliver a revocation of such notice of control or otherwise rescind control over, and hereby agrees to no longer issue any entitlement orders or instructions with respect to, any Account or any other deposit or securities account of such Grantor over which control was previously exercised.

SECTION 6. THE COLLATERAL AGENT

6.1 Collateral Agent’s Appointment as Attorney-in-Fact, etc.

(a) Subject to compliance with applicable Nevada Gaming Laws, each Wynn Party hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Wynn Party and in the name of such Wynn Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor or Pledgor, as applicable, hereby gives the Collateral Agent the power and right, on behalf of such Grantor or Pledgor, as applicable, without notice to or assent by such Grantor or Pledgor, as applicable, to do any or all of the following:

(i) in the name of such Wynn Party or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Secured Parties’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 5.7 or 5.8, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Grantor Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Wynn Party with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its reasonable judgment determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Wynn Party’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 6.1(a) to the contrary notwithstanding, the Collateral Agent agrees that, except as provided in Section 6.1(b), it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless and until an Event of Default shall have occurred and be continuing.

(b) If any Wynn Party fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due “Revolving Credit Loans” that are “Base Rate Loans” under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Wynn Party, shall be payable by such Grantor to the Collateral Agent on demand.

(d) Each Wynn Party hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

6.2 Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 or 9-208 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, nor any other Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Wynn Party or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties’ interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to any Wynn Party for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely and proximately from their own gross negligence or willful misconduct in breach of a duty owed to such Wynn Party.

6.3 Filing of Financing Statements. Each Wynn Party acknowledges that pursuant to Section 9-509(b) of the New York UCC and any other applicable law, each Wynn Party authorizes the Collateral Agent to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect or maintain the perfection of the security interests of the Collateral Agent under this Agreement. Each Wynn Party hereby agrees that such financing statements may describe the collateral in the same manner as described in the Security Documents or as “all assets” or “all personal property” of the undersigned, whether now owned or hereafter existing or acquired by the undersigned. If and to the extent permitted by applicable law, a photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

6.4 Authority of Collateral Agent. Each Wynn Party acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Wynn Parties, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Wynn Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

6.5 Appointment of Co-Collateral Agents. At any time or from time to time, in order to comply with any Requirement of Law, the Collateral Agent may appoint another bank or trust company or one of more other persons, either to act as co-agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and which may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for indemnification and similar protections of such co-agent or separate agent); provided that the Collateral Agent shall give prompt notice of such appointment to all Wynn Parties pursuant to Section 7.2 hereof. Any such appointment shall be in accordance with Nevada Gaming Laws.

SECTION 7. MISCELLANEOUS

7.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in writing signed by the Collateral Agent (acting pursuant to the Intercreditor Agreement) and each Wynn Party. Notwithstanding the foregoing, supplements or revisions to Schedules made in accordance with or as required by this Agreement shall be effective without the consent of any party hereto (other than the Grantor or the Pledgor, as the case may be, providing such supplement or revision).

7.2 Notices. All notices, requests and demands to or upon the Collateral Agent or any Wynn Party hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Wynn Party shall be addressed to such Wynn Party at its notice address set forth on Schedule 1.

7.3 No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

7.4 Enforcement Expenses; Indemnification.

(a) Each Wynn Party agrees to pay or reimburse each Secured Party (after the occurrence of an Event of Default) for all its costs and expenses incurred in collecting against such Wynn Party in connection with the enforcement or preservation of any rights under this Agreement and each other document, instrument or agreement relating to the Secured Obligations to which such Wynn Party is a party, including, without limitation, the fees and disbursements of counsel to each Secured Party and of counsel to the Collateral Agent.

(b) Each Wynn Party agrees to pay, and to save the Secured Parties harmless from, any recording and filing fees and all liabilities with respect to, or resulting from any Grantor’s delay in paying stamp, excise, sales or other taxes, if any, which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) Each Wynn Party agrees to pay, and to save the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments or suits of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement; provided that no Wynn Party shall have any obligation hereunder to any Secured Party with respect to the foregoing to the extent such liabilities, obligations, losses, damages, penalties, actions, judgments or suits are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Secured Party in breach of a duty owed to such Wynn Party.

(d) The agreements in this Section 7.4 shall survive repayment of the Secured Obligations and all other amounts payable under any document, instrument or agreement relating to the Secured Obligations.

7.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Wynn Party and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Wynn Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

7.6 INTENTIONALLY OMITTED.

7.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

7.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction (including by reason of the application of Nevada Gaming Laws or non-approval of the Nevada Gaming Authorities as set forth in Section 7.17) shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

7.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Wynn Parties, the Collateral Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

7.11 GOVERNING LAW. SUBJECT TO COMPLIANCE WITH APPLICABLE NEVADA GAMING LAWS AND MANDATORY PROVISIONS OF NEW YORK LAW WHICH MAY REQUIRE APPLICATION OF NEVADA LAW AS TO CERTAIN ISSUES OF PERFECTION, THE EFFECT OF PERFECTION OR NON-PERFECTION, AND THE PRIORITY OF SECURITY INTERESTS, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.12 Submission to Jurisdiction; Waivers. Each Wynn Party hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and any other instruments, documents or agreements relating to the Secured Obligations to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Wynn Party at its address referred to in Section 7.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

7.13 Acknowledgments. Each Wynn Party hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and any other documents, agreement or instruments relating to the Secured Obligations to which it is a party;

(b) no Secured Party has any fiduciary relationship with or duty to any Wynn Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Wynn Parties, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by and any other documents, agreement or instruments relating to the Secured Obligations or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Wynn Parties and the Secured Parties.

7.14 Additional Grantors. Each Subsidiary of the Company that is required to become a party to this Agreement pursuant to any document, agreement or instrument relating to the Secured Obligations shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

7.15 Releases.

(a) At such time as the Secured Obligations (other than unmatured contingent reimbursement and indemnification obligations) shall have been Discharged, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Wynn Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Wynn Parties. At the request and sole expense of any Wynn Party following any such termination, the Collateral Agent shall deliver to such Wynn Party any of such Wynn Party’s Collateral held by the Collateral Agent hereunder, and execute and deliver to such Wynn Party such documents as such Wynn Party shall reasonably request to evidence such termination.

(b) In the case of any Released Assets, the Collateral Agent, at the request and sole expense of such Wynn Party, shall execute and deliver to such Wynn Party all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

(c) Each Wynn Party acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of the Collateral Agent subject to such Wynn Party’s rights under Section 9-509(d)(2) of the New York UCC.

7.16 WAIVER OF JURY TRIAL. EACH WYNN PARTY AND THE COLLATERAL AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

7.17 Regulatory Matters. The Collateral Agent, on behalf of the Secured Parties, acknowledges and agrees that:

(a) At such time as any Grantor becomes subject to the jurisdiction of the Nevada Gaming Authorities as a licensee or registered company under the Nevada Gaming Laws (or prior to such time in furtherance of any Grantor’s application to become a licensee or registered company under the Nevada Gaming Laws), the pledge of any Pledged Stock or other equity securities issued by such Grantor (“Pledged Gaming Stock”) under this Agreement will require the approval of the Nevada Gaming Authorities in order to remain effective and any subsequent amendment of this Agreement will require the prior approval of the Nevada Gaming Authorities in order to become effective.

(b) In the event that a Secured Party exercises a remedy set forth in this Agreement with respect to any Pledged Gaming Stock, that is a foreclosure, transfer of a possessory security interest in such Collateral, the exercise of voting and consensual rights with respect thereto afforded hereunder and/or re-registration of such Collateral, such exercise of remedies would be deemed a separate transfer of such Collateral and would require the separate and prior approval of the Nevada Gaming Authorities pursuant to applicable Nevada Gaming Laws as in effect on the date hereof and the licensing of such Secured Party or other transferee, unless such licensing requirement is waived by the Nevada Gaming Authorities.

(c) In the event that after a Secured Party exercises a remedy set forth in this Agreement with respect to Grantor Collateral consisting of gaming devices, cashless wagering systems and associated equipment (as those terms are defined in the Nevada Gaming Laws) a transfer, sale, distribution, or other disposition of such Grantor Collateral occurs (separate from any foreclosure action by a Secured Party unless such Secured Party utilizes such Grantor Collateral for gaming purposes), such transfer, sale, distribution, or other disposition of such Grantor Collateral would require the separate and prior approval of the Nevada Gaming Authorities pursuant to applicable Nevada Gaming Laws as in effect on the date hereof or the licensing of such Secured Party or other transferee.

(d) The approval by the applicable Nevada Gaming Authorities of this Agreement shall not act or be construed as the approval, either express or implied, for a Secured Party to take any actions or steps provided for in this Agreement for which prior approval of the Nevada Gaming Authorities is required, without first obtaining such prior and separate approval of the applicable Nevada Gaming Authorities to the extent then required by applicable Nevada Gaming Laws.

(e) The physical location of all certificates evidencing Pledged Gaming Stock shall at all times remain within the territory of the State of Nevada at a location designated to the Nevada Gaming Authorities (and thereafter shall not change the location of such Pledged Gaming Stock or permit such change, in either case, without prior notice to the Wynn Parties), and each of such certificates shall be made available for inspection by agents of the Nevada Gaming Authorities immediately upon request during normal business hours. Neither the Collateral Agent nor any agent of the Collateral Agent shall surrender possession of the Pledged Gaming Stock to any Person other than the Wynn Party pledging such Pledged Gaming Stock without the prior approval of the Nevada Gaming Authorities or as otherwise permitted by applicable Nevada Gaming Laws.

(f) It shall cooperate with the Nevada Gaming Authorities in connection with the administration of their regulatory jurisdiction over certain of the Wynn Parties, including, without limitation, through the provision of such documents or other information as may be requested by the Nevada Gaming Authorities relating to the Collateral Agent, the Secured Parties or such Grantors.

(g) The Collateral Agent, the Secured Parties and their respective assignees are subject to being called forward by the Nevada Gaming Authorities, in their discretion, for licensing or a finding of suitability in order to remain entitled to the benefits of this Agreement as it relates to Pledged Gaming Stock.

7.18 Waiver. To the fullest extent permitted by law, Pledgor hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including without limitation (a) any right to require any Secured Party to proceed against any Grantor or any other Person or to proceed against or exhaust any security held by any Secured Party at any time or to pursue any other remedy in the power of any Secured Party before proceeding against Pledgor (including any right or claim of right to cause a marshalling of a debtor’s assets or to proceed against Pledgor, any debtor or any other guarantor of any debtor’s obligations in any particular order, including, without limitation, any right arising under Nevada Revised Statutes Section 40.430 to the fullest extent permitted by Nevada Revised Statutes 40.495(2)), (b) any defense that may arise by reason of the incapacity, lack of power or authority, dissolution, merger, termination or disability of any Grantor or any other Person or the failure of any Secured Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any Grantor or any other Person, (c) demand, presentment, protest and notice of any kind, including without limitation notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or nonaction on the part of any Grantor, any Secured Party, any endorser or creditor of any Grantor or Pledgor or on the part of any other Person under this or any other instrument in connection with any obligation or evidence of indebtedness held by any Secured Party as collateral or in connection with any Secured Obligations, (d) any defense based upon an election of remedies by any Secured Party or any collateral agent on their behalf, including without limitation an election to proceed by nonjudicial rather than judicial foreclosure, which destroys or otherwise impairs any subrogation rights which Pledgor may have against a Grantor, any right which Pledgor may have to proceed against any Grantor for reimbursement, or both, (e) any defense based on any offset against any amounts which may be owed by any Person to Pledgor for any reason whatsoever, (f) any defense based on any act, failure to act, delay or omission whatsoever on the part of any Grantor or the failure by any Grantor to do any act or thing or to observe or perform any covenant, condition or agreement to be observed or performed by it under the Financing Agreements, (g) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal, (h) any defense, setoff or counterclaim which may at any time be available to or asserted by any Grantor against any Secured Party or any other Person under any of the Financing Agreements, (i) any duty on the part of any Secured Party to disclose to Pledgor any facts any such Person may now or hereafter know about any Grantor, regardless of whether such Person has reason to believe that any such facts materially increase the risk beyond that which Pledgor intends to assume, or have reason to believe that such facts are unknown to Pledgor, or have a reasonable opportunity to communicate such facts to Pledgor, and Pledgor acknowledges that it is fully responsible for being and keeping informed of the financial condition of the Loan Parties and of all circumstances bearing on the risk of nonpayment of any obligations and liabilities hereby guaranteed, (j) any defense based on any change in the time, manner or place of any payment under, or in any other term of, any Financing Agreement or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms thereof, (k) any defense arising because of any Secured Party’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and (l) any defense based upon any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code.

IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

PLEDGOR:

WYNN RESORTS HOLDINGS, LLC,
a Nevada limited liability company,

By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

	By:	/s/ Ronald J. Kramer
	Name:	Ronald J. Kramer
	Title:	President

GRANTORS:

WYNN LAS VEGAS, LLC,
a Nevada limited liability company

By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

		By:	/s/ Ronald J. Kramer
		Name:	Ronald J. Kramer
		Title:	President

WYNN SHOW PERFORMERS, LLC,
a Nevada limited liability company,

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

		By:	/s/ Ronald J. Kramer
		Name:	Ronald J. Kramer
		Title:	President

WYNN LAS VEGAS CAPITAL CORP.,
a Nevada corporation,

		By:	/s/ Ronald J. Kramer
		Name:	Ronald J. Kramer
		Title:	President

WYNN GOLF, LLC,
a Nevada limited liability company,

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

		By:	/s/ Ronald J. Kramer
		Name:	Ronald J. Kramer
		Title:	President

WORLD TRAVEL, LLC,
a Nevada limited liability company,

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

		By:	/s/ Ronald J. Kramer
		Name:	Ronald J. Kramer
		Title:	President

LAS VEGAS JET, LLC,
a Nevada limited liability company,

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

		By:	/s/ Ronald J. Kramer
		Name:	Ronald J. Kramer
		Title:	President

WYNN SUNRISE, LLC,
a Nevada limited liability company,

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company
its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

		By:	/s/ Ronald J. Kramer
		Name:	Ronald J. Kramer
		Title:	President

COLLATERAL AGENT:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent

By:	/s/ Steven P. Lapham
Name:	Steven P. Lapham
Title:	Managing Director

By:	/s/ Brenda Casey
Name:	Brenda Casey
Title:	Vice President

Schedule 1

NOTICE ADDRESSES OF WYNN PARTIES

1-1

Schedule 2

DESCRIPTION OF PLEDGED INVESTMENT PROPERTY

Pledged Stock:

Issuer	Issuer’s Jurisdiction Under New York UCC Section 8- 110(d)	Class of Stock or other equity interest	Stock or Membership Interest Certificate No.	Percentage of Shares	No. of Shares	Owner of Record

Pledged Notes:

Issuer	Payee	Principal Amount

Pledged Debt Securities:

Issuer	Issuer’s Jurisdiction Under New York UCC Section 8-110(d)	Payee	Principal Amount

2-1

Pledged Security Entitlements:

Issuer of Financial Asset	Description of Financial Asset	Securities Intermediary (Name and Address)	Securities Account (Number and Location)	Securities Intermediary’s Jurisdiction Under New York UCC Section 98-110(c)

Pledged Commodity Contracts:

Description of Commodity Contract	Commodity Intermediary (Name and Address)	Commodity Account (Number and Location)	Commodity Intermediary’s Jurisdiction Under New York UCC Section 9-305(b)

2-2

Schedule 3

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

[List each office where a financing statement is to be filed]

Copyright, Patent and Trademark Filings

[List all filings]

Actions with respect to Investment Property

[Describe all actions required to obtain “control” of Investment Property]

Other Actions

[Describe other actions to be taken]

3-1

Schedule 4

EXACT LEGAL NAME, LOCATION OF JURISDICTION OF ORGANIZATION AND

CHIEF EXECUTIVE OFFICE

Wynn Party	Location

4-1

Schedule 5

LOCATION OF INVENTORY AND EQUIPMENT

Grantor	Locations

5-1

Schedule 6

COPYRIGHTS

PATENTS

TRADEMARKS

TRADE SECRETS

INTELLECTUAL PROPERTY LICENSES

OTHER INTELLECTUAL PROPERTY

6-1

Schedule 7

CONTRACTS

7-1

Exhibit A to

Pledge and Security Agreement

FORM OF ACKNOWLEDGMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Pledge and Security Agreement dated as of December 14, 2004 (the “Agreement”), made by the parties thereto for the benefit of Deutsche Bank Trust Company Americas, as collateral agent (in such capacity the “Collateral Agent”); capitalized terms used but not defined herein have the meanings given such terms therein. The undersigned agrees for the benefit of the Collateral Agent and the Secured Parties as follows:

1. The undersigned will be bound by the terms of the Agreement and will comply with such terms in each case insofar as such terms are applicable to the undersigned.

2. The undersigned confirms the statements made in the Agreement with respect to the undersigned including, without limitation, in Section 3.6 and Schedule 2.

3. The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 4.6(a) of the Agreement.

4. The terms of Sections 5.4(c) and 5.8 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.4(c) or 5.8 of the Agreement.

[NAME OF ISSUER]

By
Name:
Title:

Address for Notices:

Fax:

8-1

Exhibit B-1 to

Pledge and Security Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of                     , 200     (as amended, supplemented or otherwise modified from time to time, the “Intellectual Property Security Agreement”), is made by each of the signatories hereto (collectively, the “Grantors”) in favor of Deutsche Bank Trust Company Americas, as collateral agent for the Secured Parties (as defined in the Security Agreement referred to below) (in such capacity, the “Collateral Agent”).

WHEREAS, the Grantors have executed and delivered that certain Pledge and Security Agreement, dated as of December 14, 2004, in favor of the Collateral Agent (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, under the terms of the Security Agreement, the Grantors have granted a security interest in certain Property, including, without limitation, certain Intellectual Property of the Grantors, to the Collateral Agent for the ratable benefit of the Secured Parties, and have agreed as a condition thereof to execute Intellectual Property Security Agreements for recording with the United States Patent and Trademark Office, the United States Copyright Office, and other applicable Governmental Authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors agree as follows:

SECTION 1. Grant of Security. Subject to compliance with applicable Nevada Gaming Laws, each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in and to all of such Grantor’s right, title and interest in and to the following (the “Intellectual Property Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

(a) (i) all trademarks, service marks, trade names, corporate names, company names, business names, trade dress, trade styles, logos, or other indicia of origin or source identification, internet domain names, trademark and service mark registrations, and applications for trademark or service mark registrations and any new renewals thereof, including, without limitation, each registration and application identified in Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above (collectively, the “Trademarks”);

B-1-1

(b) (i) all patents, patent applications and patentable inventions, including, without limitation, each issued patent and patent application identified in Schedule 1, and all certificates of invention or similar industrial property rights, (ii) all inventions and improvements described and claimed therein, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the “Patents”);

(c) (i) all copyrights, whether or not the underlying works of authorship have been published, including but not limited to copyrights in software and databases, all Mask Works (as defined in 17 U.S.C. 901 of the U.S. Copyright Act) and all such underlying works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each registration and application identified in Schedule 1, (ii) the rights to print, publish and distribute any of the foregoing, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (“Copyrights”);

(d) (i) all trade secrets and all confidential and proprietary information, including know-how, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, including, without limitation, any of the foregoing identified in Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the “Trade Secrets”);

(e) (i) all licenses or agreements, whether written or oral, providing for the grant by or to any Grantor of: (A) any right to use any Trademark or Trade Secret, (B) any right to manufacture, use or sell any invention covered in whole or in part by a Patent, and (C) any right under any Copyright including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright including, without limitation, any of the foregoing identified in Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations of any of the foregoing, (iii) all income,

B-1-2

royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto; and

(f) any and all proceeds of the foregoing.

Notwithstanding the foregoing, the Intellectual Property Collateral shall not include any Excluded Assets or Released Assets.

SECTION 2. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this Intellectual Property Security Agreement.

SECTION 3. Execution in Counterparts. This Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 4. Governing Law. Subject to compliance with applicable Nevada Gaming Laws, this Intellectual Property Security Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

SECTION 5. Conflict Provision. This Intellectual Property Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. The rights and remedies of each party hereto with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Intellectual Property Security Agreement are in conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

B-1-3

IN WITNESS WHEREOF, each of the undersigned has caused this Intellectual Property Security Agreement to be duly executed and delivered as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

B-1-4

Schedule 1

COPYRIGHTS

PATENTS

TRADEMARKS

TRADE SECRETS

INTELLECTUAL PROPERTY LICENSES

Exhibit B-2 to

Pledge and Security Agreement

FORM OF AFTER-ACQUIRED INTELLECTUAL PROPERTY SECURITY AGREEMENT

(FIRST SUPPLEMENTAL FILING)

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (FIRST SUPPLEMENTAL FILING), dated as of                              (as amended, supplemented or otherwise modified from time to time, the “First Supplemental Intellectual Property Security Agreement”), is made by each of the signatories hereto (collectively, the “Grantors”) in favor of Deutsche Bank Trust Company Americas, as collateral agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Collateral Agent”).

WHEREAS, the Grantors have executed and delivered that certain Pledge and Security Agreement, dated as of December 14, 2004, in favor of the Collateral Agent (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, under the terms of the Security Agreement, the Grantors have granted a security interest in certain Property, including, without limitation, certain Intellectual Property, including but not limited to After-Acquired Intellectual Property of the Grantors, to the Collateral Agent for the ratable benefit of the Secured Parties, and have agreed as a condition thereof to execute an After-Acquired Intellectual Property Security Agreement for recording with the United States Patent and Trademark Office, the United States Copyright Office, and other applicable Governmental Authorities.

WHEREAS, the Intellectual Property Security Agreement was recorded against certain United States Intellectual Property at [INSERT REEL/FRAME NUMBER] [IF SECOND OR LATER SUPPLEMENTAL, ADD PRIOR REEL/FRAME NUMBERS].

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors agree as follows:

SECTION 1. Grant of Security. Subject to compliance with applicable Nevada Gaming Laws, each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in and to all of such Grantor’s right, title and interest in and to the following (the “Intellectual Property Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

(a) (i) all trademarks, service marks, trade names, corporate names, company names, business names, trade dress, trade styles, logos, or other indicia of origin or source identification, internet domain names, trademark and service mark registrations, and applications for trademark or service mark registrations and any new renewals thereof, including, without limitation, each registration and application identified in Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or

B-2-1

payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above (collectively, the “Trademarks”);

(b) (i) all patents, patent applications and patentable inventions, including, without limitation, each issued patent and patent application identified in Schedule 1, and all certificates of invention or similar industrial property rights, (ii) all inventions and improvements described and claimed therein, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the “Patents”);

(c) (i) all copyrights, whether or not the underlying works of authorship have been published, including, but not limited to, copyrights in software and databases, all Mask Works (as defined in 17 U.S.C. 901 of the U.S. Copyright Act) and all such underlying works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each registration and application identified in Schedule 1, (ii) the rights to print, publish and distribute any of the foregoing, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (“Copyrights”);

(d) (i) all trade secrets and all confidential and proprietary information, including know-how, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the “Trade Secrets”);

B-1-2

(e) (i) all licenses or agreements, whether written or oral, providing for the grant by or to any Grantor of: (A) any right to use any Trademark or Trade Secret, (B) any right under any Patent, and (C) any right under any Copyright, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations of any of the foregoing, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto; and

(f) any and all proceeds of the foregoing.

Notwithstanding the foregoing, the Intellectual Property Collateral shall not include any Excluded Assets or Released Assets.

SECTION 2. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this First Supplemental Intellectual Property Security Agreement.

SECTION 3. Execution in Counterparts. This Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 4. Governing Law. Subject to compliance with applicable Nevada Gaming Laws, this First Supplemental Intellectual Property Security Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

SECTION 5. Conflict Provision. This First Supplemental Intellectual Property Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. The rights and remedies of each party hereto with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this First Supplemental Intellectual Property Security Agreement are in conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

B-1-3

IN WITNESS WHEREOF, each of the undersigned has caused this Intellectual Property Security Agreement to be duly executed and delivered as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

B-1-4

Schedule 1

COPYRIGHTS

PATENTS

TRADEMARKS

TRADE SECRETS

INTELLECTUAL PROPERTY LICENSES

Exhibit C to

Pledge and Security Agreement

FORM OF CONTROL AGREEMENT1

This CONTROL AGREEMENT (as amended, supplemented or otherwise modified from time to time, the “Control Agreement”) dated as of [                 ], 200[    ], is made by and among                     , a                      (the “Grantor”),                     , a                      (the “Issuer”), and Deutsche Bank Trust Company Americas, as collateral agent under the Security Agreement (as defined below) for and on behalf of (i) the Bank Agent under the Bank Credit Agreement for and on behalf of the Bank Lenders (in each case, as defined below) and (ii) the 2014 Indenture Trustee under the 2014 Indenture for and on behalf of the 2014 Noteholders (in each case, as defined below) (together with its successors and assigns in such capacity, the “Collateral Agent”).

WHEREAS, [the Grantor][the Issuer][Wynn Las Vegas, LLC, a Nevada limited liability company (“Wynn Las Vegas”)], Deutsche Bank Trust Company Americas, in its capacity as administrative agent (together with its successors and assigns in such capacity, the “Bank Agent”) and the banks and other financial institutions from time to time party thereto (the “Bank Lenders”), have entered into that certain Credit Agreement dated as of December 14, 2004 (as amended, supplemented or otherwise modified from time to time, the “Bank Credit Agreement”);

WHEREAS, [the Grantor][the Issuer][Wynn Las Vegas], certain of its affiliates and U.S. Bank, National Association, in its capacity as indenture trustee (together with its successors and assigns in such capacity, the “2014 Indenture Trustee”), on behalf of the holders (the “2014 Noteholders”) of the notes due 2014 issued from time to time thereunder, have entered into that certain Indenture, dated as of December 14, 2004 (as amended, supplemented or otherwise modified from time to time, the “2014 Indenture”);

WHEREAS, the Grantor has granted to the Collateral Agent, for the benefit of the Bank Agent and the 2014 Indenture Trustee, a security interest in the uncertificated securities of the Issuer owned by the Grantor from time to time (collectively, the “Pledged Securities”), and all additions thereto and substitutions and proceeds thereof (collectively, with the Pledged Securities, the “Collateral”) pursuant to a Pledge and Security Agreement, dated as of December 14, 2004 (as amended, supplemented, replaced or otherwise modified from time to time, the “Security Agreement”), among the Grantor and the other persons party thereto as grantors in favor of the Collateral Agent;

WHEREAS, the Bank Agent (acting on behalf of itself and the Bank Lenders) and the 2014 Indenture Trustee (acting on behalf of itself and the 2014 Noteholders) have entered into that certain Intercreditor Agreement, dated as of December 14, 2004 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), pursuant

[1]	If other Project Credit Parties under the Intercreditor Agreement exist on the date hereof, form to be revised accordingly.

to which the parties thereto have (i) appointed the Collateral Agent to act as a representative of each of the Bank Agent and the 2014 Indenture Trustee with respect to the Collateral and (ii) set forth certain intercreditor provisions, including the priority of the payments, the method of decision making among the secured lenders party thereto, the arrangements applicable to actions in respect of approval rights and waivers, the limitations on rights of enforcement upon default and the application of proceeds upon enforcement; and

WHEREAS, the following terms which are defined in Articles 8 and 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof (the “UCC”) are used herein as so defined: Adverse Claim, Control, Instruction, Proceeds and Uncertificated Security.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Notice of Security Interest. The Grantor, the Collateral Agent and the Issuer are entering into this Control Agreement to perfect, and to confirm the priority of, the Collateral Agent’s security interest in the Collateral. The Issuer acknowledges that this Control Agreement constitutes written notification to the Issuer of the Collateral Agent’s security interest in the Collateral. The Issuer agrees to promptly make all necessary entries or notations in its books and records to reflect the Collateral Agent’s security interest in the Collateral and, upon request by the Collateral Agent, to register the Collateral Agent as the registered owner of any or all of the Pledged Securities. The Issuer acknowledges that the Collateral Agent has control over the Collateral.

SECTION 2. Collateral. The Issuer hereby represents and warrants to, and agrees with the Grantor and the Collateral Agent that (i) the terms of any limited liability company interests or partnership interests included in the Collateral from time to time shall expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the State of Nevada or any other applicable jurisdiction, as applicable, (ii) the Pledged Securities are uncertificated securities, (iii) the issuer’s jurisdiction is, and during the term of this Control Agreement shall remain, the State of                     , (iv) Schedule 1 contains a true and complete description of the Pledged Securities as of the date hereof and (v) except for the claims and interests of the Grantor and the Collateral Agent in each case as described herein, in the Collateral, the Issuer does not know of any claim to or security interest or other interest in the Collateral.

SECTION 3. Control. The Issuer hereby agrees, upon written direction from the Collateral Agent and without further consent from the Grantor, (a) to comply with all instructions and directions of any kind originated by the Collateral Agent concerning the Collateral, to liquidate or otherwise dispose of the Collateral as and to the extent directed by the Collateral Agent and to pay over to the Collateral Agent all proceeds without any setoff or deduction, and (b) except as otherwise directed by the Collateral Agent, not to comply with the instructions or directions of any kind originated by the Grantor or any other person at any time after the Issuer has received notice from the Collateral Agent that it is no longer to follow such instructions from the Grantor (and thereafter not until such time as the Collateral Agent sends written notice to the Issuer that it is permitted to follow such instructions from the Grantor).

Until such time as the Issuer has received notice from the Collateral Agent that it is no longer to follow such instructions from the Grantor (and after such time as the Issuer has received notice from the Collateral Agent that it is permitted to follow such instructions from the Grantor), the Issuer shall comply with all instructions and directions of any kind originated by the Grantor to the extent they do not conflict with any instructions or directions of the Collateral Agent, except that the Issuer shall not deliver the Collateral to the Grantor. It is understood and agreed that the Collateral Agent has been appointed as agent of the Bank Agent and the 2014 Indenture Trustee pursuant to the Intercreditor Agreement and will exercise control on behalf of such persons in accordance with the Intercreditor Agreement. The intent of the foregoing is to perfect the security interest of the Collateral Agent for the benefit of the Bank Agent and the 2014 Notes Indenture Trustee granted pursuant to the Security Agreement.

SECTION 4. Other Agreements. The Issuer shall notify promptly the Collateral Agent and the Grantor if any other person asserts any lien, encumbrance, claim (including any adverse claim) or security interest in or against any of the Collateral upon becoming aware of such assertion. In the event of any conflict between the provisions of this Control Agreement and any other agreement governing any of the Collateral, the provisions of this Control Agreement shall control.

SECTION 5. Protection of Issuer. The Issuer may rely and shall be protected in acting upon any notice, instruction or other communication that it reasonably believes to be genuine and authorized.

SECTION 6. Termination. This Control Agreement shall terminate automatically upon receipt by the Issuer of written notice executed by the Collateral Agent that (i) all of the obligations (excluding unmatured contingent reimbursement and indemnification obligations) secured by the Collateral have been satisfied in accordance with any agreements applicable thereto, or (ii) the security interest in all of the Collateral has been released, whichever is sooner, and the Issuer shall thereafter be relieved of all duties and obligations hereunder. The Collateral Agent agrees to provide a Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the termination of this Control Agreement in accordance with the foregoing.

SECTION 7. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made on the earlier of delivery, or three days after being deposited in the mail and sent by first-class mail, postage prepaid, or, in the case of telecopy notice, when received, to the Grantor’s and the Collateral Agent’s addresses as set forth in the Security Agreement, and to the Issuer’s address as set forth below, or to such other address as any party may give to the others in writing for such purpose:

[Name of Issuer]
[Address of Issuer]
Attention:
Telephone: ( ) -
Telecopy: ( ) -

SECTION 8. Amendments in Writing. None of the terms or provisions of this Control Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.

SECTION 9. Entire Agreement. This Control Agreement and the Security Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

SECTION 10. Execution in Counterparts. This Control Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 11. Successors and Assigns. This Control Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Control Agreement without the prior written consent of the Collateral Agent. Additionally, in the event that the Collateral Agent is replaced as Collateral Agent under the Intercreditor Agreement, any entity that succeeds to such role shall be entitled to the benefits of this Control Agreement. The Collateral Agent agrees to send written notice to the Issuer of any such replacement.

SECTION 12. Governing Law and Jurisdiction. This Control Agreement has been delivered to and accepted by the Collateral Agent and will be deemed to be made in the State of New York. SUBJECT TO COMPLIANCE WITH APPLICABLE NEVADA GAMING LAWS, THIS CONTROL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each of the parties hereto submits for itself and its property in any legal action or proceeding relating to this Control Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof.

SECTION 13. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CONTROL AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Control Agreement to be duly executed and delivered as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By:
Name:
Title:

[NAME OF ISSUER]

By:
Name:
Title:

Exhibit A

DEUTSCHE BANK TRUST COMPANY AMERICAS

60 Wall Street, 2nd Floor

New York, New York 10005

[Date]

[Name and Address of Issuer]

Attention:

Re:    Termination of Control Agreement

You are hereby notified that the Control Agreement between you, the Grantor and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Control Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to comply with the instructions or directions of any kind originated by the Grantor with respect to the Collateral. This notice terminates any obligations you may have to the undersigned with respect to the Collateral, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Grantor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Grantor].

Very truly yours,

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By:
Name:
Title:

Cc: [Insert name of Grantor]

Exhibit D to

Pledge and Security Agreement

FORM OF CONTROL AGREEMENT1

This CONTROL AGREEMENT (as amended, supplemented or otherwise modified from time to time, the “Control Agreement”) dated as of [                 ], 200[    ], among                      (the “Grantor”),                      in its capacity as a “securities intermediary” (as defined in Section 8-102 of the UCC) and a “bank” (as defined in Section 9-102 of the UCC) (in such capacities, the “Financial Institution”), and Deutsche Bank Trust Company Americas, as collateral agent under the Security Agreement (as defined below) for and on behalf of (i) the Bank Agent under the Bank Credit Agreement for and on behalf of the Bank Lenders (in each case, as defined below) and (ii) the 2014 Indenture Trustee under the 2014 Indenture for and on behalf of the 2014 Noteholders (in each case, as defined below) (together with its successors and assigns in such capacity, the “Collateral Agent”). All references herein to the “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

WHEREAS, [the Grantor][Wynn Las Vegas, LLC, a Nevada limited liability company (“Wynn Las Vegas”)], Deutsche Bank Trust Company Americas, in its capacity as administrative agent (together with its successors and assigns in such capacity, the “Bank Agent”) and the banks and other financial institutions from time to time party thereto (the “Bank Lenders”), have entered into that certain Credit Agreement, dated as of December 14, 2004 (as amended, supplemented or otherwise modified from time to time, the “Bank Credit Agreement”);

WHEREAS, [the Grantor][Wynn Las Vegas], certain of its affiliates and U.S. Bank, National Association, in its capacity as indenture trustee (together with its successors and assigns in such capacity, the “2014 Indenture Trustee”), on behalf of the holders (the “2014 Noteholders”) of the notes due 2014 issued from time to time thereunder, have entered into that certain Indenture, dated as of December 14, 2004 (as amended, supplemented or otherwise modified from time to time, the “2014 Indenture”);

WHEREAS, the Grantor has granted to the Collateral Agent, for the benefit of the Bank Agent and the 2014 Indenture Trustee, a security interest in the Pledged Accounts (as hereinafter defined) pursuant to that certain Pledge and Security Agreement, dated as of December 14, 2004 (as amended, supplemented, replaced or otherwise modified from time to time, the “Security Agreement”), among the Grantor and the other persons party thereto as grantors in favor of the Collateral Agent;

WHEREAS, the Bank Agent (acting on behalf of itself and the Bank Lenders) and the 2014 Indenture Trustee (acting on behalf of itself and the 2014 Noteholders) have entered into that certain Intercreditor Agreement, dated as of December 14, 2004 (as amended,

[1]	If other Project Credit Parties under the Intercreditor Agreement exist on the date hereof, form to be revised accordingly.

supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), pursuant to which the parties thereto have (i) appointed the Collateral Agent to act as a representative of each of the Bank Agent and the 2014 Indenture Trustee with respect to the Pledged Accounts and (ii) set forth certain intercreditor provisions, including the priority of the payments, the method of decision making among the secured lenders party thereto, the arrangements applicable to actions in respect of approval rights and waivers, the limitations on rights of enforcement upon default and the application of proceeds upon enforcement; and

WHEREAS, the parties hereto are entering into this Control Agreement to perfect and ensure the priority of such security interest.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Establishment and Maintenance of Collateral Accounts.

(a) The Financial Institution hereby represents and warrants that it has established and currently maintains the accounts listed on Schedule 1 hereto and that the Collateral Agent is its sole customer or entitlement holder with respect to each such account. Each such account and any successor account and all other accounts which the Grantor now or hereafter maintains with the Financial Institution, being referred to herein individually as a “Pledged Account” and collectively as the “Pledged Accounts.” The Financial Institution covenants and agrees that it shall not change the name or account number of any Pledged Account without the prior written consent of the Collateral Agent.

(b) [Each of the parties hereto acknowledges and agrees that the accounts listed on Part A of Schedule 1 hereto are intended to be deposit accounts (as defined in Section 9-102(a)(29) of the UCC) and the accounts listed on Part B of Schedule 1 hereto are intended to be securities accounts (as defined in Section 8-501 of the UCC).] or [Each of the parties hereto acknowledges and agrees that all of the Pledged Accounts are intended to be [deposit accounts/securities accounts] (as defined in the UCC)] Notwithstanding such intention, as used herein “Deposit Account” shall mean any Pledged Account (or any part thereof) which is determined to be a “deposit account” (within the meaning of Section 9-102(a)(29) of the UCC) and “Securities Account” shall mean any Pledged Account (or any part thereof) which is determined to be a “securities account” (within the meaning of Section 8-501 of the UCC).

(c) The Financial Institution covenants and agrees that: (i) all securities or other property underlying any financial assets credited to any Securities Account shall be registered in the name of the Financial Institution, indorsed to the Financial Institution or indorsed in blank or credited to another securities account maintained in the name of the Financial Institution and in no case will any financial asset credited to any Securities Account be registered in the name of the Grantor, payable to the order of the Grantor or specially indorsed to the Grantor except to the extent the foregoing have been specially indorsed to the Financial Institution or in blank; and (ii) all property delivered to the Financial Institution pursuant to the Security Agreement will be promptly credited to one of the Pledged Accounts.

SECTION 2. “Financial Assets” Election. The Financial Institution hereby agrees that each item of property (including, without limitation, all investment property, financial asset, security, instrument or cash) credited to any Pledged Account that is a Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

SECTION 3. Collateral Agent’s Control of the Pledged Accounts. If at any time the Financial Institution shall receive from the Collateral Agent an entitlement order (i.e. an order directing transfer or redemption of any financial asset relating to a Pledged Account) or any instruction directing disposition of funds in a Pledged Account originated by the Collateral Agent, the Financial Institution shall comply with such entitlement order or instruction without further consent by the Grantor or any other person. The Grantor is entitled to give entitlement orders and instructions with respect to the Pledged Accounts, subject to Section 4 hereof, provided that if such entitlement orders or instructions conflict with instructions of the Collateral Agent, the Financial Institution shall comply with the entitlement orders and instructions issued by the Collateral Agent. It is understood and agreed that the Collateral Agent has been appointed as agent of the Bank Agent and the 2014 Indenture Trustee pursuant to the Intercreditor Agreement and will exercise control on behalf of such persons in accordance with the Intercreditor Agreement. The intent of the foregoing is to perfect the security interest of the Collateral Agent for the benefit of the Bank Agent and the 2014 Indenture Trustee granted pursuant to the Security Agreement.

SECTION 4. Grantor’s Access to the Account. If at any time the Collateral Agent delivers to the Financial Institution a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Financial Institution agrees that after receipt of such notice, it will take all directions with respect to the Pledged Accounts solely from the Collateral Agent and shall not comply with instructions or entitlement orders of the Grantor or any other person (unless and until the Collateral Agent instructs otherwise).

SECTION 5. Subordination of Lien; Waiver of Set-Off. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any Pledged Account or any financial assets, cash or other property credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent perfected hereby. The financial assets, money and other items credited to any Pledged Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agent, the Bank Agent and the 2014 Indenture Trustee (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the respective Pledged Account and (ii) the face amount of any checks which have been credited to such Pledged Account but are subsequently returned unpaid because of uncollected or insufficient funds).

SECTION 6. Choice of Law. SUBJECT TO COMPLIANCE WITH APPLICABLE NEVADA GAMING LAWS, THIS CONTROL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Regardless of any provision in any other agreement, for purposes of the UCC, with respect to each Pledged Account, the State of New York shall be deemed to be the Financial Institution’s jurisdiction (within the meaning of Sections 8-110 and 9-304 of the UCC). The Pledged Accounts shall be governed by the laws of the State of New York.

SECTION 7. Conflict with Other Agreements. The Financial Institution hereby represents, warrants, covenants and agrees that:

(a) There are no other agreements entered into between the Financial Institution and the Grantor with respect to any Pledged Account [except for [identify other agreements]] (the “Account Agreements”).

(b) It has not entered into, and until the termination of this Control Agreement will not enter into, any agreement with any other person relating the Pledged Accounts and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders of such other person (as defined in Section 8-102(a)(8) of the UCC) or instructions of such other person directing the disposition of funds (except any such other agreement with the Grantor under which the obligations of the Financial Institution are subordinated to the Financial Institution’s obligations hereunder).

(c) It has not entered into, and until the termination of this Control Agreement will not enter into, any agreement with the Grantor purporting to limit or condition the obligation of the Financial Institution to comply with entitlement orders or instructions from the Collateral Agent.

(d) In the event of any conflict between this Control Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail.

SECTION 8. Adverse Claims. The Financial Institution represents and warrants that, except for the claims and interest of the Grantor and the Collateral Agent in each case as described herein, in the Pledged Accounts, it does not know of any lien on or claim to, or interest in, any Pledged Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Accounts or in any financial asset carried therein, the Financial Institution will promptly notify the Collateral Agent and the Grantor thereof upon becoming aware of such assertion.

SECTION 9. Additional Provisions Regarding Maintenance of Accounts. The Financial Institution covenants and agrees:

(a) Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning (i) any Securities Account and/or any financial assets credited thereto and (ii) any Deposit Account, simultaneously to each of the Grantor and the Collateral Agent at the address for each set forth in Section 13 of this Control Agreement.

(b) Tax Reporting. All items of income, gain, expense and loss recognized in any Securities Account and all interest, if any, relating to any Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Grantor.

(c) Voting Rights. At any time during which the Grantor is entitled to give entitlement orders pursuant to Section 3 hereof, the Grantor shall direct the Financial Institution with respect to the voting of any financial assets credited to the Pledged Accounts.

(d) Permitted Investments. At any time during which the Grantor is entitled to give entitlement orders pursuant to Section 3 hereof, the Grantor shall direct the Financial Institution with respect to the selection of investments to be made for any Pledged Account that is a Securities Account; provided, however, that the Financial Institution shall not honor any instruction to purchase any investments other than investments of a type described as “Cash Equivalents” on Exhibit B hereto.

SECTION 10. Additional Representation and Warranty of the Financial Institution. The Financial Institution represents and warrants that this Control Agreement is the legal, valid, binding and enforceable obligation of the Financial Institution.

SECTION 11. Indemnification of Financial Institution. The Grantor and the Collateral Agent hereby agree that (a) the Financial Institution is released from any and all liabilities to the Grantor and the Collateral Agent arising from the terms of this Control Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s gross negligence or willful misconduct and (b) the Grantor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Control Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s negligence, and from and against any and all liabilities, losses and damages and reasonable costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Control Agreement.

SECTION 12. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and assigns, except that the neither the Grantor nor the Financial Institution may assign their obligations hereunder without the prior written consent of the Collateral Agent. Additionally, in the event that the Collateral Agent is replaced as Collateral Agent under the Intercreditor Agreement, any entity that succeeds to such role shall be entitled to the benefits of this Control Agreement. The Collateral Agent agrees to send written notice to the Financial Institution of any such replacement.

SECTION 13. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made on the earlier of delivery, or three days after being deposited in the mail and sent by first class mail, postage prepaid, or, in the case of telecopy notice, when received, to the address as set forth below, or to such other address as any party may give to the others in writing for such purpose:

[Name of Financial Institution]
[Address of Financial Institution]
Attention:
Telephone: ( )
Telecopy: ( )

Deutsche Bank Trust Company Americas
31 West 52nd Street
New York, New York 10019
Attention:
Telephone: ( )
Telecopy: ( )

[Name of Grantor]
[Address]
Attention:
Telephone: ( )
Telecopy: ( ) .

SECTION 14. Amendment. No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

SECTION 15. Termination. This Control Agreement shall terminate automatically upon receipt by the Financial Institution of written notice executed by the Collateral Agent that (i) all of the obligations (excluding unmatured contingent reimbursement and indemnification obligations) secured by the Pledged Accounts have been satisfied in accordance with any agreements applicable thereto, or (ii) the security interest in all of the Pledged Accounts have been released, whichever is sooner, and the Financial Institution shall thereafter be relieved of all duties and obligations hereunder. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit C hereto to the Financial Institution upon the termination of this Control Agreement in accordance with the foregoing. The termination of this Control Agreement shall not terminate the Pledged Accounts or alter the obligations of the Financial Institution to the Grantor pursuant to any other agreement with respect to the Pledged Accounts.

SECTION 16. Counterparts. This Control Agreement may be executed in any number of counterparts (including by telecopy), all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

[NAME OF GRANTOR]

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By:
Name:
Title:

[NAME OF INSTITUTION SERVING AS
FINANCIAL INSTITUTION]

By:
Name:
Title:

SCHEDULE 1

Part A List of Existing Deposit Accounts Subject to this Control Agreement:

Exact Name of Account	Account Number

Part B List of Existing Securities Accounts Subject to this Control Agreement:

Exact Name of Account	Account Number

Exhibit A

DEUTSCHE BANK TRUST COMPANY AMERICAS

60 Wall Street, 2nd Floor

New York, New York 10005

[Date]

[Name and Address of Financial Institution]

Attention:

Re:    Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Control Agreement, dated             , 200    , among [insert name of the Grantor], you and the undersigned (a copy of which is attached) we hereby give you notice of our sole control over each of the Pledged Accounts and all financial assets or funds credited thereto. You are hereby instructed not to accept any directions or instructions with respect to the Pledged Accounts or funds credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction or otherwise directed by us in writing.

You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of the Grantor].

Very truly yours,

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By:
Title

cc: [Name of Grantor]

Exhibit B

Permitted Investments

“Cash Equivalents”: (a) United States dollars; (b) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality of the United States government (as long as the full faith and credit of the United States is pledged in support of those securities) having maturities of not more than six months from the date of acquisition; (c) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers’ acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000 and a Thomson Bank Watch Rating of “B” or better; (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (b) and (c) above entered into with any financial institution meeting the qualifications specified in clause (c) above; (e) commercial paper having one of the two highest ratings obtainable from Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group and in each case maturing within six months after the date of acquisition; (f) money market funds or mutual funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (d) of this definition; and (g) to the extent not permitted in clauses (a) through (f) of this definition, Permitted Securities.

“Permitted Securities”: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 18 months from the date of acquisition, (b) shares of money market, mutual or similar funds which invest exclusively in assets satisfying the requirements of clause (a) of this definition or (c) shares of, or an investment in, the JP Morgan Federal Money Market Fund.

Exhibit C

DEUTSCHE BANK TRUST COMPANY AMERICAS

60 Wall Street, 2nd Floor

New York, New York 10005

[Date]

[Name and Address of Financial Institution]

Attention:

Re:    Termination of Control Agreement

You are hereby notified that the Control Agreement between you, the Grantor and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Control Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s)              from the Grantor. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Grantor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Grantor].

Very truly yours,

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By:
Name:
Title:

Cc: [Insert name of Grantor]

Exhibit E to

Pledge and Security Agreement

FORM OF CONTROL AGREEMENT1

This CONTROL AGREEMENT (as amended, supplemented or otherwise modified from time to time, the “Control Agreement”) dated as of [                 ], 200[    ], is made by and among                     , a                      (the “Grantor”),                     , a                      (the “Broker”), and Deutsche Bank Trust Company Americas, as collateral agent under the Security Agreement (as defined below) for and on behalf of (i) the Bank Agent under the Bank Credit Agreement for and on behalf of the Bank Lenders (in each case, as defined below) and (ii) the 2014 Indenture Trustee under the 2014 Indenture for and on behalf of the 2014 Noteholders (in each case, as defined below) (together with its successors and assigns in such capacity, the “Collateral Agent”).

WHEREAS, [the Grantor][Wynn Las Vegas, LLC, a Nevada limited liability company (“Wynn Las Vegas”)], Deutsche Bank Trust Company Americas, in its capacity as administrative agent (together with its successors and assigns in such capacity, the “Bank Agent”) and the banks and other financial institutions from time to time party thereto (the “Bank Lenders”), have entered into that certain Credit Agreement, dated as of December 14, 2004 (as amended, supplemented or otherwise modified from time to time, the “Bank Credit Agreement”);

WHEREAS, [the Grantor][Wynn Las Vegas], certain of its affiliates and U.S. Bank, National Association, in its capacity as indenture trustee (together with its successors and assigns in such capacity, the “2014 Indenture Trustee”), on behalf of the holders (the “2014 Noteholders”) of the notes due 2014 issued from time to time thereunder, have entered into that certain Indenture, dated as of December 14, 2004 (as amended, supplemented or otherwise modified from time to time, the “2014 Indenture”);

WHEREAS, the Broker maintains for the Grantor a commodity account, Account No. , in the name of the Grantor (the “Pledged Account”);

WHEREAS, the Grantor has granted to the Collateral Agent, for the benefit of the Bank Agent and the 2014 Indenture Trustee, a security interest in the Pledged Account, the commodity contracts and any free credit balance carried therein, and all additions thereto and substitutions and proceeds thereof (collectively, the “Collateral”) pursuant to that certain Pledge and Security Agreement, dated as of December 14, 2004 (as amended, supplemented, replaced or otherwise modified from time to time, the “Security Agreement”), among the Grantor and the other persons party thereto as grantors in favor of the Collateral Agent;

[1]	If other Project Credit Parties under the Intercreditor Agreement exist on the date hereof, form to be revised accordingly.

WHEREAS, the Bank Agent (acting on behalf of itself and the Bank Lenders) and the 2014 Indenture Trustee (acting on behalf of itself and the 2014 Noteholders) have entered into that certain Intercreditor Agreement, dated as of December 14, 2004 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), pursuant to which the parties thereto have (i) appointed the Collateral Agent to act as a representative of each of the Bank Agent and the 2014 Indenture Trustee with respect to the Pledged Accounts and (ii) set forth certain intercreditor provisions, including the priority of the payments, the method of decision making among the secured lenders party thereto, the arrangements applicable to actions in respect of approval rights and waivers, the limitations on rights of enforcement upon default and the application of proceeds upon enforcement. Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Intercreditor Agreement; and

WHEREAS, the following terms which are defined in Articles 8 and 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof (the “UCC”) are used herein as so defined: Commodity Account, Commodity Contract, Commodity Intermediary’s Jurisdiction, Control and Proceeds.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Notice of Security Interest. The Grantor, the Collateral Agent and the Broker are entering into this Control Agreement to perfect, and to confirm the priority of, the Collateral Agent’s security interest in the Collateral. The Broker acknowledges that this Control Agreement constitutes written notification to the Broker of the Collateral Agent’s security interest in the Collateral. The Broker agrees to promptly make all necessary entries or notations in its books and records to reflect the Collateral Agent’s security interest in the Collateral. The Broker acknowledges that the Collateral Agent has control over the Pledged Account and all commodity contracts and any free credit balance carried therein from time to time.

SECTION 2. Collateral; Pledged Account. (a) The Grantor hereby represents and warrants to, and agrees with the Collateral Agent and the Broker that, all commodity contracts carried by the Broker on its books for the Grantor are and shall be credited to the Pledged Account.

(b) The Broker hereby represents and warrants to, and agrees with the Grantor and the Collateral Agent that (i) the Broker is a commodity intermediary with respect to the Grantor and the Pledged Account is a commodity account, (ii) the commodity intermediary’s jurisdiction (within the meaning of Section 9-305(b) of the UCC) is, and during the term of this Control Agreement shall for all purposes of this Control Agreement remain, the State of New York, (iii) Schedule 1 contains a true and complete statement of the Pledged Account and the commodity contracts and any free credit balance carried therein as of the date hereof, and (iv) no commodity contracts carried in the Pledged Account shall be purchases on margin, and the Broker will not extend, directly or indirectly, any “purpose credit” (within the meaning of such term under Regulation T of the Board of Governors of the Federal Reserve System of the United States) to the Grantor in respect of the Pledged Account.

(c) The Collateral Agent hereby instructs the Broker, and the Broker hereby confirms and agrees that, unless the Collateral Agent shall otherwise direct the Broker in writing, all commodity contracts carried by the Broker on its books for the Grantor shall be credited only to, and carried only in, the Pledged Account.

SECTION 3. Control. The Broker hereby agrees, upon written direction from the Collateral Agent and without further consent from the Grantor, (a) to apply any value distributed on account of the commodity contracts carried in the Pledged Account as directed by the Collateral Agent, to liquidate or otherwise dispose of the Collateral as and to the extent directed by the Collateral Agent and to pay over to the Collateral Agent all proceeds and other value therefrom or otherwise distributed with respect thereto without any setoff or deduction, and (b) except as otherwise directed by the Collateral Agent, not to apply any value distributed on account of any commodity contract carried in the Pledged Account as directed by the Grantor or any other person at any time after the Broker has received notice from the Collateral Agent that it is no longer permitted to so apply any value distributed on account of any commodity contract carried in the Pledged Account (and thereafter not until such time as the Collateral Agent sends written notice to the Broker that it is permitted to so apply any value distributed on account of any commodity contract carried in the Pledged Account). Until such time as the Broker has received notice from the Collateral Agent that it not is permitted to apply any value distributed on account of the commodity contracts carried in the Pledged Account as directed by the Grantor (and after such time as the Issuer has received notice from the Collateral Agent that it is permitted to so apply any value distributed on account of the commodity contracts carried in the Pledged Account) the Grantor shall be entitled to issue directions concerning the application of any value distributed on account of any commodity contract carried in the Pledged Account, and the Broker shall comply with such directions; provided, however, that if and when the Broker receives conflicting directions from the Grantor and the Collateral Agent, the Bank shall only follow the directions of the Collateral Agent. It is understood and agreed that the Collateral Agent has been appointed as agent of the Bank Agent and the 2014 Indenture Trustee pursuant to the Intercreditor Agreement and will exercise control on behalf of such persons in accordance with the Intercreditor Agreement. The intent of the foregoing is to perfect the security interest of the Collateral Agent for the benefit of the Bank Agent and the 2014 Indenture Trustee granted pursuant to the Security Agreement.

SECTION 4. Other Agreements; Termination; Successor Brokers. The Broker shall simultaneously send to the Collateral Agent copies of all notices given and statements rendered to the Grantor with respect to the Pledged Account. The Broker shall notify promptly the Collateral Agent and the Grantor if any other person asserts any lien, encumbrance, claim or security interest in or against any of the Collateral. As long as this Control Agreement remains in effect, neither the Grantor nor the Broker shall terminate the Pledged Account without thirty (30) days’ prior written notice to the other party and the Collateral Agent. In the event of any conflict between the provisions of this Control Agreement and any other agreement governing any Collateral, the provisions of this Control Agreement shall control. In the event the Broker no longer serves as Broker for the Collateral, the Pledged Account, the commodity contracts and any free credit balance carried therein shall be transferred to a successor broker, custodian or futures commission merchant satisfactory to the Collateral Agent, provided, that prior to such transfer, such successor broker, custodian or futures commission merchant shall execute an agreement that is substantially in the form of this Control Agreement or is otherwise in form and substance satisfactory to the Collateral Agent.

SECTION 5. Protection of Broker. The Broker may rely and shall be protected in acting upon any notice, instruction or other communication that it reasonably believes to be genuine and authorized.

SECTION 6. Termination. This Control Agreement shall terminate automatically upon receipt by the Broker of written notice executed by the Collateral Agent that (i) all of the obligations (excluding unmatured contingent reimbursement and indemnification obligations) secured by the Collateral have been satisfied in accordance with any agreements applicable thereto, or (ii) the security interest in all of the Collateral has been released, whichever is sooner, and the Broker shall thereafter be relieved of all duties and obligations hereunder. The Collateral Agent agrees to provide a Notice of Termination in substantially the form of Exhibit A hereto to the Broker upon the termination of this Control Agreement in accordance with the foregoing.

SECTION 7. Waiver; Priority of Collateral Agent’s Interests. Other than with respect to its fees and customary commissions with respect to the Pledged Account, the Broker hereby waives its right to set off any obligations of the Grantor to the Broker against any or all of the Collateral, and hereby agrees that any and all liens, encumbrances, claims or security interests which the Broker may have against the Collateral, either now or in the future in connection with the Pledged Account are and shall be subordinate and junior to the prior payment in full in immediately available funds of all obligations of the Grantor now or hereafter existing under the Bank Credit Agreement, the 2014 Indenture, the Security Agreement and all other documents related thereto, whether for principal, interest (whether or not such interest accrues after the filing of such petition for purposes of the federal Bankruptcy Code or is an allowed claim in such proceeding), indemnities, fees, premiums, expenses or otherwise. Except for the foregoing and claims and interests of the Grantor and the Collateral Agent as described herein in the Collateral, the Broker does not know of any claim to or security interest or other interest in the Collateral.

SECTION 8. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made on the earlier of delivery, or three days after being deposited in the mail and sent by first-class mail, postage prepaid, or, in the case of telecopy notice, when received, to the Grantor’s, the Collateral Agent’s and the Broker’s address as set forth below, or to such other address as any party may give to the others in writing for such purpose:

[Name of Broker]
[Address of Broker]
Attention:
Telephone: ( ) -
Telecopy: ( ) -

Deutsche Bank Trust Company Americas
31 West 52nd Street
New York, New York 10019
Attention:
Telephone: ( )
Telecopy: ( )

[Name of Grantor]
[Address]
Attention:
Telephone: ( )
Telecopy: ( ) .

SECTION 9. Amendments in Writing. None of the terms or provisions of this Control Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.

SECTION 10. Entire Agreement. This Control Agreement and the Security Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

SECTION 11. Execution in Counterparts. This Control Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 12. Successors and Assigns. This Control Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Control Agreement without the prior written consent of the Collateral Agent. Additionally, in the event that the Collateral Agent is replaced as Collateral Agent under the Intercreditor Agreement, any entity that succeeds to such role shall be entitled to the benefits of this Control Agreement. The Collateral Agent agrees to send written notice to the Broker of any such replacement.

SECTION 13. Governing Law and Jurisdiction. SUBJECT TO COMPLIANCE WITH APPLICABLE NEVADA GAMING LAWS, THIS CONTROL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each of the parties hereto submits for itself and its property in any legal action or proceeding relating to this Control Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof. The Broker’s jurisdiction for purposes of the Uniform Commercial Code, including Section 9-305 thereof, shall be the State of New York.

SECTION 14. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CONTROL AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Control Agreement to be duly executed and delivered as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By:
Name:
Title:

[NAME OF BROKER]

By:
Name:
Title:

Exhibit A

DEUTSCHE BANK TRUST COMPANY AMERICAS

60 Wall Street, 2nd Floor

New York, New York 10005

[Date]

[Name and Address of the Broker]

Attention:

Re:    Termination of Control Agreement

You are hereby notified that the Control Agreement between you, the Grantor and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Control Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Pledged Account from the Grantor. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Grantor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Grantor].

Very truly yours,

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By:
Name:

Cc: [Insert name of Grantor]

Annex 1 to

Pledge and Security Agreement

ASSUMPTION AGREEMENT, dated as of                     , 200    , made by                     , a                      (the “Additional Grantor”), in favor of Deutsche Bank Trust Company Americas, as collateral agent for the other Secured Parties (as defined in the Security Agreement (as hereinafter defined)). All capitalized terms not defined herein shall have the meaning ascribed to them in the Security Agreement (in such capacity, the “Collateral Agent”).

RECITALS:

WHEREAS, Wynn Las Vegas, a Nevada limited liability company, and certain of its Affiliates (other than the Additional Grantor) have entered into the Pledge and Security Agreement, dated as of December 14, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent for the benefit of the Secured Parties;

WHEREAS, the agreements, documents and instruments related to the Secured Obligations secured by the Security Agreement require the Additional Grantor to become a party to the Security Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 7.14 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules                      to the Security Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made by such Additional Grantor on and as of such date.

2. Grant of Security Interest. The Additional Grantor hereby grants to the Collateral Agent a security interest in, all of the personal property of such Additional Grantor, including, without limitation, the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Additional Grantor or in which such Additional Grantor now has or at any time in the future may acquire any right, title or interest (collectively, and together with the Collateral under the Security Agreement, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

(a) all Accounts;

(b) all Chattel Paper;

(c) all Deposit Accounts, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such Deposit Accounts;

(d) all Documents;

(e) all Equipment;

(f) all General Intangibles (including, without limitation, Payment Intangibles, Intellectual Property and Contracts);

(g) all Instruments;

(h) all Inventory;

(i) all Investment Property;

(j) all Letters of Credit and Letter of Credit Rights;

(k) all Money;

(l) all Vehicles;

(m) all Goods and other property not otherwise described above:

(n) all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Grantor Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.;

(o) all Permits;

(p) all insurance policies and all loss proceeds and other amounts payable thereunder (including, without limitation, Insurance Proceeds and all Eminent Domain Proceeds); and

(q) to the extent not otherwise included, all Proceeds, accessions and products of any kind and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing (including, without limitation, Supporting Obligations).

Notwithstanding anything to the contrary in this Assumption Agreement, the term “Collateral” shall not include (i) any of the Excluded Assets and (ii) any license, permit, or authorization issued by any of the Nevada Gaming Authorities or any other Governmental Authority, or any other Collateral, which may not be pledged or in which a security interest may not be granted under Nevada Gaming Laws, or other applicable law, or under the terms of any such license, permit, or authorization, or which would require a finding of suitability or other similar approval

2

or procedure by any of the Nevada Gaming Authorities or any other Governmental Authority prior to being pledged, hypothecated, or given as collateral security (to the extent such finding or approval has not been obtained). In addition, notwithstanding anything to the contrary in this Assumption Agreement, at any time that any Collateral constitutes Released Assets, the security interest of the Collateral Agent in such Released Assets shall immediately and automatically terminate at such time and such released Assets shall cease to constitute Collateral. Section 2 is subject to all applicable Nevada Gaming Laws.

3. GOVERNING LAW. SUBJECT TO COMPLIANCE WITH APPLICABLE NEVADA GAMING LAWS, THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title: